UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06136

HOMESTEAD FUNDS, INC.
(Exact name of registrant as specified in charter)

4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office – Zip code)

Danielle C. Sieverling
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)

Copies to:

Bibb L. Strench
Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, D.C. 20004-2415
(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5993

Date of fiscal year end: December 31
Date of reporting period: June 30, 2009

Item 1.     Reports to Stockholders.

4301 WILSON BOULEVARD
ARLINGTON, VA 22203-1860

1-800-258-3030
www.homesteadfunds.com

August 25, 2009

Dear Shareholder:

Enclosed is your copy of the 2009 Homestead Funds semi-annual report. Please read it to better understand the performance of your investments through mid-year.

For the first six months of 2009, the morass in the capital markets reflected the overall deterioration in the economy. The stock market painted the most vivid picture of investor pessimism and uncertainty, trading at levels not seen since 1996. For the first nine weeks of the year through March 9th, the S&P 500 stock index was down 25 percentage points (this after falling 37% in 2008), only to rally 36% to close the six month period with a slight gain of 3.16%.

In the fixed income markets, the yield on the benchmark 10-year Treasury note trended higher as concerns persisted over the inflationary implications of government spending and a weak dollar. Low yields at the start of this year were due largely to a flight to quality as investors fled any perception of credit risk and illiquidity in corporate bonds. As the year progressed, however, yield spreads contracted along with signs of stability in the capital markets. These indications were perhaps most evident in the corporate and high-yield markets where performance appeared solid compared to the most recent experience of 2008.

Several explanations have been put forth for the stabilization of the economy and, thus, the capital markets. One explanation would be the massive government-supported liquidity provided to financial markets. Another would be the markets’ self-correcting mechanism, which may have taken hold without government intervention. In hindsight, the credit crunch did not allow the government the luxury of an orderly intervention and actions that were taken may be considered by some as being arbitrary in nature. Nevertheless, market conditions necessitated drastic action. The excesses that had built up in the credit markets have dissipated and a return to rational expectations should prevail into the foreseeable future.

As if we need to be reminded, volatility is an ever-present factor in the markets. The markets’ ups and downs are a good reminder to make sure that your asset allocation is in line with your financial goals, keeping in mind your tolerance for risk. A Homestead Funds’ representative can help you check your overall asset allocation. Please give us a call at 1-800-258-3030 between the hours of 8:30 am and 5:00 pm ET.

Sincerely,

Peter R. Morris
President and Director

Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor: 8/2009

Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)

SEMI-ANNUAL REPORT
June 30, 2009

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of June 30, 2009, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION
Daily Income Fund

MARKET CONDITIONS
Investors experienced two very different market environments in the first half of 2009. For much of the first three months, fear reigned in the marketplace as investors avoided anything associated with risk (stocks, corporate bonds) and fled to the relative safety of government bonds and money market instruments. Shortly before the close of the first quarter, however, sentiment reversed itself, and investors started buying the same risky securities that they had been avoiding a few months earlier, marking the beginning of a trend that held for much of the second quarter. It is not an exaggeration to say that many investors experienced a kind of market whiplash over the first six months of 2009.

During this six-month period, the Federal Reserve (Fed) kept the federal funds rate at a range between 0.00% and 0.25%. The Fed set this target range at its last meeting in December 2008 in an effort to unfreeze credit markets and to stimulate the economy. By May, it was evident that combined efforts by the Fed and the Treasury Department to unfreeze credit markets were starting to work as LIBOR rates fell back to historically more normal levels. Additionally, money started to leave government-only money funds, and prime money funds began to reduce their Treasury holdings in favor of slightly higher-yielding commercial paper.

In late March, the Treasury Department extended its Temporary Guarantee Program through the close of business on September 18, 2009. Homestead Funds’ Board of Directors approved the Fund’s participation in this extension. The Temporary Guarantee Program protects Fund shareholders with balances as of September 19, 2008, in the event the Fund cannot maintain a $1.00 net asset value and must liquidate. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19 or the current amount on the date payment is triggered, whichever is less. Shares acquired after September 19, 2008, are not covered by the program. For more information about the program’s scope, limitations and cost, please refer to the Fund’s most recent prospectus.

FUND PERFORMANCE
The Daily Income Fund earned a total return of 0.25% for the six months ending June 30, and its seven-day effective annualized yield was 0.28%. This performance reflects the result of the Fed’s actions to keep the federal funds rate at historic lows in an effort to shore up the financial markets and prevent a deepening economic crisis.

In this very challenging market environment, the Fund continues to operate in accordance with its standard of investing in high-quality instruments, with an emphasis on safety, liquidity and yield. In addition, the Fund has taken further steps to preserve and protect shareholder assets. First, the Fund increased its diversification into business sectors outside the financial services industry, the sector hardest hit by the credit crunch. Second, within the financial services industry, the Fund took pains to purchase instruments backed either directly or indirectly by the U.S. government.

In an effort to partially offset the lower returns offered in money markets, steps were taken to carefully lengthen the Fund’s average maturity. Generally, the longer the time until maturity, the higher the yield returned on any given money market investment. The average maturity of the Fund was 23 days on December 31, 2008; it was increased to 42 days by June 30, 2009.

OUTLOOK
With unclear market conditions, high unemployment and the continued rationing of credit by banks, we expect it is unlikely that the Fed will raise the target range for the federal funds rate in the near future. Most likely, the Fed will continue to try to find a balance between providing enough stimuli for the economy to grow and avoiding an inflationary environment stemming from an unsustainable increase in the money supply. As soon as the Fed is convinced that the economy is recovering, we expect the introduction of a series of gradual interest rate hikes in order to curb potential inflation. This will allow the Fund to offer shareholders a more attractive return on their investment.

2 |Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/09
Daily Income Fund	1.05%	2.85%	2.79%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD
Annualized 7-day effective yield quoted 06/30/09	0.28%

SECURITY DIVERSIFICATION		on 12/31/08	on 06/30/09
(% of total investments)
Commercial paper		83.7%	56.0%
Corporate bonds		0.0%	24.5%
U.S. Government obligations		4.1%	6.7%
Certificates of deposit		2.3%	3.4%
Cash equivalents		9.9%	9.4%
	Total	100.0%	100.0%

MATURITY		on 12/31/08	on 06/30/09
	Average Weighted Maturity	23 days	42 days

Performance Evaluation |3

PERFORMANCE EVALUATION
Short-Term Government Securities Fund and
Short-Term Bond Fund

MARKET CONDITIONS
The Federal Reserve’s two-pronged attack on the credit crunch with both traditional solutions (short-term interest rate cuts) and non-traditional solutions (liquidity facilities, direct purchases of assets) yielded positive results as investors’ risk appetite returned during the first half of 2009. The bond market re-priced credit risk to a more favorable economic landscape going forward, as opposed to the extremely pessimistic outlook that existed throughout much of the fourth quarter of 2008. The “safety-at-any-price” trade was replaced by a much more rational trade where relative value once again played a major part in the investment decision-making process.

While the stock market as measured by the S&P 500 Index did not bottom until early March 2009, the credit markets started to heal almost immediately as the year began and picked up steam as it became more likely that no major financial institution would be allowed to fail and that corporate America once more was gaining access to credit at a reasonable price. Fears of a depression were replaced with the realization that an economic recovery would likely eventually take hold, given the massive monetary and fiscal stimulus underway both domestically and internationally. Not surprisingly, commodities reacted strongly to the stimulus, as the broad Reuters/Jefferies CRB Index rose 9% in the first half of 2009 and crude oil rose a staggering 57% over the same period with world economies moving closer to recovery.

Although the credit, stock and commodities markets indicate that the worst of the economic crisis is over, the overall picture is still bleak. The June unemployment rate rose to 9.5%, compared to 7.2% at year-end. Total job losses of almost 6.5 million since the recession began make this the second longest period of job losses since World War II. Industrial production through May declined 6.4% from December levels and is down almost 15% from the recession’s start. Domestic auto sales, which peaked at an average annual rate of 17.0 million in 2005 and fell to 13.2 million in 2008, averaged just 9.6 million in the first half of 2009.

While the Conference Board Consumer Confidence Index plunged in 2008, it recovered modestly in the first half of 2009, rising to 49.3 in June from 38.6 in December in spite of rising unemployment. The new administration’s significant spending plans have raised hopes that better times lie ahead, particularly as they relate to job creation. In addition, the Consumer Price Index, despite rising gasoline prices, rose just 0.6% through May after a 0.1% increase for 2008. Most importantly, the consumer’s primary asset, housing, is showing some signs of a bottoming process as low mortgage rates and falling prices have led to record affordability, which has led to increasing, albeit modest, sales even in the hardest-hit areas like California. In spite of the consumer’s rising optimism, the savings rate has rebounded to 6.9% in May 2009, the highest level since December 1993. This is compared to a 0.4% savings rate at the start of the recession.

The Federal Reserve’s policymaking committee—the Federal Open Market Committee (FOMC)—maintained its federal funds target rate at a range of 0.00% to 0.25% throughout the first half of the year. The central bank expanded its quantitative easing strategy by boosting the amount of U.S. Treasury and mortgage-related debt it was going to purchase by an additional $1.15 trillion in an effort to keep yields from rising as credit demands recover and economic indicators improve. The FOMC’s most recent policy statement notes that although the economic contraction is slowing and inflation appears that it will remain subdued, further risks to growth remain.

The first half of 2009 saw credit spreads contract significantly, while U.S. Treasury yields rose modestly from the secular lows seen in late 2008. Two-year Treasury note yields rose 34 basis points to 1.11% from 0.77%,

4 |Performance Evaluation

while the five-year Treasury note yield rose 101 basis points to 2.56% from 1.55%.

FUND PERFORMANCE
The Short-Term Government Securities Fund returned 1.37% for the first half of 2009, as compared to its benchmark index’s return of -0.88%. Relative outperformance was a result of tighter credit spreads’ positive impact on the Fund’s asset-backed securities, mortgage-backed securities and FDIC-backed corporate debt, offset partially by weaker valuations in the U.S. Treasury and agency sectors.

The Short-Term Bond Fund returned 9.26% for the first half of 2009 as compared to its benchmark index’s return of 2.18%. The Fund’s relative outperformance was a result of tighter credit spreads’ positive impact on most of the Fund’s sectors, with asset-backed securities a particularly strong sector. Corporate bonds and mortgages were also very strong performers during the first half of the year, while U.S. government and agency debt provided the only negative contributions to Fund performance, due to rising yields.

OUTLOOK
Thus far in 2009, the bond market has had a much more positive outlook on the economy and credit than the most recent experience of 2008. Yet the speed and magnitude of the recovery is surprising given the still difficult economic environment worldwide. The recession in the United States continues unabated, albeit perhaps at a lesser rate, but with unemployment still high, it is difficult to see the consumer as a source of strength, particularly given the desire to reduce debt and increase savings. Business activity could rebound as inventories are depleted further in line with sales, but credit availability is still an issue for many small- and medium-sized companies. State and local governments are feeling the pinch, as well, leaving the federal government and its massive stimulus as the primary source of economic activity. While the federal budget deficit was $454.8 billion in fiscal year 2008, it has already exceeded $1 trillion for the first nine months of fiscal year 2009, as revenues slump and spending increases. The size of this deficit is without precedent and clearly a long-term negative, but a necessary evil in the short run given the economy’s condition.

The Federal Reserve’s zero-interest-rate policy and various liquidity programs have prevented a much deeper downturn, yet the expansion of the central bank’s balance sheet to more than double the levels seen prior to the collapse of Lehman Brothers in 2008 will have to be addressed at some point in the future. While some of the assets will “roll off” naturally as credit markets continue to heal, other assets ranging from sub-prime mortgages to U.S. Treasury bonds will need to be liquidated. The longer the Federal Reserve’s balance sheet remains elevated, the more difficult it may be to unwind without a noticeable market disruption. It is doubtful, however, that the unwinding of assets or short-term rate hikes will occur in the near term in the absence of a major economic rebound coupled with rising employment.

Given the likelihood of the Federal Reserve’s holding short-term rates steady and prospects for an economic recovery uncertain at best, interest rates should remain low for the foreseeable future. While credit spreads have contracted in the first half and may be due for a correction, we believe that they are unlikely, in general, to revisit year-end levels in the absence of another major financial calamity. Due to the massive issuance of U.S. Treasury securities to fund budget deficits, an eventual economic recovery could be accompanied over the longer term by a much less accommodative Federal Reserve and rising inflationary pressures. In turn, this could result in significant upward pressure on interest rates. For now, however, it is our prediction that the bond market should remain fairly friendly to investors.

Performance Evaluation |5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	10 Year
periods ended 06/30/09
	Short-Term Government Securities Fund	5.24%	3.66%	3.94%
	Merrill Lynch 1-4.99 Year U.S. Treasury Index	5.48%	4.48%	5.03%

SECURITY DIVERSIFICATION			on 12/31/08	on 06/30/09
(% of total investments)
	Government-guaranteed agencies		47.8%	48.6%
	Corporate bonds		8.5%	19.7%
	Mortgage-backed securities		16.0%	10.0%
	Municipal bonds		8.2%	7.7%
	U.S. Treasuries		10.1%	6.6%
	Asset-backed securities		6.4%	5.3%
	Commercial paper		1.8%	0.0%
	Cash equivalents		1.2%	2.1%
		Total	100.0%	100.0%

MATURITY		on 12/31/08	on 06/30/09
	Average Weighted Maturity	2.94 years	2.79 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made on December 31, 1998.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6 |Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	10 Year
periods ended 06/30/09
	Short-Term Bond Fund	5.39%	3.65%	4.22%
	Merrill Lynch 1-4.99 Year Corp./Gov. Index	5.05%	4.32%	5.19%

SECURITY DIVERSIFICATION			on 12/31/08	on 06/30/09
(% of total investments)
	Corporate bonds		45.3%	36.5%
	Asset-backed securities		24.6%	23.8%
	Mortgage-backed securities		20.8%	19.2%
	Municipal bonds		3.0%	7.7%
	Yankee bonds		0.0%*	4.2%
	U.S. Government obligations		4.5%	3.7%
	Cash equivalents		1.8%	4.9%
		Total	100.0%	100.0%

* For 12/31/08, Yankee bonds were accounted for in corporate bonds.

MATURITY		on 12/31/08	on 06/30/09
	Average Weighted Maturity	2.93 years	2.96 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corp./Gov. Index made on December 31, 1998.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation |7

PERFORMANCE EVALUATION
Stock Index Fund

MARKET CONDITIONS
Equity investors dealt with a whipsaw effect in the first half of 2009. Following a low point in early March, a broad market recovery ensued, stretching into mid-June. That stretch led the Standard & Poor’s 500 Index to its third best recovery from a low on record. While results in June were more subdued, a positive second quarter return was the first since the third quarter of 2007, and the largest since 1998.

Solid gains were posted across the style spectrum during that second quarter. Much of the improvement in market sentiment derived from the significant amount of stimulus in the financial system and an improvement in credit markets, allowing companies to be valued at narrower risk premiums. After maintaining a rapid pace in April and May, the market slowed down, entering a period of consolidation and trading within an identifiable range. Sizable rebounds in many financial names led all areas.

For the first full six months of 2009, the technology sector, which boasts the heaviest weighting out of all sectors in the Index, posted strong returns. Financials, one of the top three sectors by percentage and a standout performer during the second quarter, also performed well during the six-month period.

INDEX AND FUND PERFORMANCE
The broad market metric and the Fund’s benchmark, the Standard & Poor’s 500 Index, returned 3.16% for the first six months of 2009. The Fund tracked its benchmark with a return of 3.01%.

Among the Index’s holdings, Microsoft, IBM and JPMorgan Chase were all among top contributors to the return for this six-month period, a reflection of strong share price appreciation and these companies having a relatively heavy representation in the Index.

Shareholders should be mindful that this Fund is designed to track the Standard & Poor’s 500 Stock Index, whether that benchmark moves up or down. The Standard and Poor’s 500 Index is a market capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike an actively managed portfolio, this Fund does not reflect the manager’s positive or negative view of the investment opportunities or risks ahead or that individual’s independent stock selections and weightings. Instead, the Fund’s portfolio is constructed to replicate the Index’s performance.

8 |Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	Since Inception (10/99)
periods ended 06/30/09
	Stock Index Fund	–26.64%	–2.83%	–2.76%
	Standard & Poor’s 500 Stock Index	–26.22%	–2.24%	–2.11%

INDUSTRY DIVERSIFICATION		% of Total Net Assets at 6/30/09*		% of Total Net Assets at 6/30/09*
	Consumer non-cyclical	23.7%	Industrial	9.7%
	Financials	13.1%	Consumer cyclical	8.2%
	Technology	12.7%	Utilities	3.8%
	Energy	12.2%	Basic materials	2.6%
	Communications	11.3%	Short-term and other assets	2.7%
	Total			100.0%

TOP TEN HOLDINGS		% of Total Net Assets at 6/30/09*		% of Total Net Assets at 6/30/09*
	Exxon Mobil Corp.	4.1%	International Business Machines Corp.	1.7%
	Microsoft Corp.	2.2%	JPMorgan Chase & Co.	1.6%
	Johnson & Johnson	1.9%	Chevron Corp.	1.6%
	Procter & Gamble Co. (The)	1.8%	Apple Inc.	1.5%
	AT&T Inc.	1.8%	General Electric Co.	1.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on October 28, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the S&P 500 Index Master Portfolio, managed by Barclays Global Fund Advisors, the portfolio in which the Stock Index Fund invests all of its assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.

Performance Evaluation |9

PERFORMANCE EVALUATION
Value Fund

MARKET CONDITIONS
The major stock market indices began the year in great difficulty, reaching an intra-day low of 667 for the S&P 500 Index on March 6, 2009. Subsequently, the S&P 500 Index rebounded 34% to finish the first half of the year at 919. The nadir was coincident with capital infusions at many of the largest financial institutions that marked the easing of one of the most severe liquidity crises in decades. The rebound reflected the Federal Reserve’s efforts to restore confidence in the banking system and the long-term viability of many large banks.

Though unemployment numbers continued to indicate weakness in the labor market throughout the first half of 2009, investors eventually shrugged off the news, showing a renewed interest in equities as the spring season began. Several factors contributed to positive investor sentiment and healthy stock market performance in the latter half of the first six months of 2009. Those included an economic stimulus package that was passed by Congress and signed by the president in February and the rebuilding of inventories, which had become uncomfortably low in a number of circumstances owing to the precipitous decline in economic activity last fall. In addition, rates of decline in economic activity narrowed throughout the first half.

FUND PERFORMANCE
The Value Fund returned 2.29% for the first half of the year and its benchmark, the unmanaged S&P 500 Index, returned 3.16%. The Fund narrowly trailed its benchmark index in part due to its results in the information technology and financial sectors. Though the Fund’s positions in the information technology sector increased during the first half of the year, they did not appreciate as much as the overall sector. As for financials, the Fund’s positions in banks fared well; positions in insurance companies, however, were under pressure as regulators required capital raises to increase confidence in the companies’ ability to meet potential policy claims. On the positive side, the Fund’s positions in the consumer discretionary, consumer staples and health care sectors outperformed their respective sector indices, as well as the overall index. Strong rebounds in Cooper Tire & Rubber and Dillard’s made the difference in the consumer discretionary sector, while Dean Foods and JM Smucker Company contributed in the consumer staples sector. The Fund’s better-than-index results in the health care sector were due to both strong performance from health care equipment and supply companies Hospira and Covidien, as well as Schering-Plough’s announced sale to Merck.

During the first six months of 2009, we took an initial position in Wells Fargo Company, a large diversified financial services company providing banking, insurance, mortgage, consumer finance, investment and investment banking and brokerage services. For Wells Fargo, low funding costs and improvement in the competitive landscape offset some deterioration in credit and the unintended consequences of regulatory reign.

In the first half of the year, we also added to positions in Avery Dennison, Baker Hughes, Cisco Systems, ConocoPhillips and Dell. Fifth Third Corporation was eliminated from the Fund.

OUTLOOK
At the start of the second half of the year, there are more than the usual number of issues facing investors and the broader economy. The new administration has proposed significant policy changes, including health care, along with regulatory changes across a number of industries. The federal government is now more deeply involved than usual in the financial and automotive industries, including significant direct ownership positions. As corporate management and investors alike try to assess the potential consequences in these uncertain times, it will be difficult to determine where to best allocate capital. As a result, we may witness a “wait and see” mentality influence the market until policy direction becomes more evident. Though this may be frustrating in the short term, it creates the potential for more attractive valuations. We will be looking for such opportunities in order to either add to present holdings or to initiate new positions.

10 |Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	10 Year
periods ended 06/30/09
	Value Fund	–25.26%	–1.00%	0.91%
	Standard & Poor’s 500 Stock Index	–26.22%	–2.24%	–2.22%

INDUSTRY DIVERSIFICATION		% of Total Investment at 06/30/09		% of Total Investment at 06/30/09
	Health care	24.9%	Materials	6.9%
	Information technology	18.7%	Consumer staples	4.8%
	Industrials	15.2%	Utilities	3.7%
	Energy	10.6%	Consumer discretionary	2.3%
	Financials	9.9%	Cash equivalents	3.0%
	Total			100.0%

TOP TEN HOLDINGS		% of Total Investment at 06/30/09		% of Total Investment at 06/30/09
	Abbott Laboratories	4.6%	Intel Corporation	4.0%
	Dell Inc.	4.3%	JPMorgan Chase & Co.	3.7%
	Bristol-Myers Squibb Co.	4.1%	Cisco Systems, Inc.	3.6%
	Pfizer Inc.	4.1%	Hewlett-Packard Co.	3.4%
	Hospira, Inc.	4.0%	Parker-Hannifin Corp.	3.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 1998.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation |11

PERFORMANCE EVALUATION
Growth Fund

MARKET CONDITIONS
U.S. equities enjoyed positive returns for the six months ended June 30, 2009, helped by a dramatic rebound that began in March. In terms of returns by style, growth-oriented shares outperformed value by a wide margin across all capitalization ranges. Looking at returns by size, mid-cap stocks did best, followed by large- and small-company shares, as measured by the Russell indices. Within the large-cap growth index, information technology shares were by far the best performers, thanks to their comparative lack of debt and healthy balance sheets. Other notable performers were the economically sensitive materials, energy and consumer discretionary sectors. The traditionally defensive-oriented consumer staples segment was the only sector to suffer negative results for the six months.

FUND PERFORMANCE
The Fund managed strong positive results in the six months ended June 30, 2009, returning 20.24%, while significantly outperforming its benchmark, the Russell 1000 Growth Index, which returned 11.53%. In absolute terms, information technology shares contributed most by far to performance. Consumer staples was the only sector in the portfolio to have negative results for the six months. Relative to the benchmark, holdings in the information technology, financials and consumer discretionary sectors contributed most to outperformance. No sector detracted from relative results for the six months, though materials and telecommunication services contributed the least.

The portfolio’s outperformance of the Russell 1000 Growth Index was driven by stock choices in the information technology sector. The sector was home to a number of key contributors, including chip maker Marvell Technology Group, computer and consumer electronics maker Apple, BlackBerry manufacturer Research in Motion and computer networking equipment company Juniper Networks. Apple, Research in Motion and Juniper Networks all produced better-than-expected financial results given the difficult economic environment. Marvell did well thanks to an anticipated increase in demand for electronics down the road. We favor the information technology sector in general because we believe we are able to find superior growth opportunities in this sector relative to others.

A key contribution to the Fund’s performance came from consumer discretionary shares, which benefited from a sharp rebound in the second quarter. The leading contributor was online retailer Amazon.com, which announced surprisingly strong results that suggest it is gaining market share from rivals. Online travel agent Expedia was another source of strength. The company has done a good job cutting costs and benefited in the second quarter from signs of economic stability.

No sector detracted from the Fund’s relative results for the six months. In terms of individual companies, casino giant MGM Mirage was one of the leading detractors, hurt by challenging economic conditions and worries about its ability to manage a large debt load related to a massive Las Vegas construction project.

OUTLOOK
We are encouraged by the stock market’s rebound, as well as recent improvements we’ve seen in consumer confidence and manufacturing data. However, we do not anticipate a rapid transition from recession to recovery because of challenges facing consumers in the form of challenging job and housing markets. But despite that economic uncertainty, our investment approach remains unchanged. We continue to construct the portfolio based on high-quality companies with solid balance sheets and superior management teams that we believe will successfully weather the weak economy. We are confident that our philosophy—which is focused on bottom-up stock selection, fundamental research and adhering to our investment process regardless of short-term market swings—can lead to consistent outperformance over the long term.

12 |Performance Evaluation

Growth Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	Since Inception (01/01)
periods ended 06/30/09
	Growth Fund	-19.11%	-1.38%	-8.34%
	Russell 1000 Growth Index	-24.50%	-1.83%	-4.87%
	Standard & Poor’s 500 Stock Index	-26.22%	-2.24%	-2.59%
	Nasdaq-100 Stock Index	-19.02%	-0.03%	-6.33%

INDUSTRY DIVERSIFICATION		% of Total Investment at 06/30/09		% of Total Investment at 06/30/09
	Information technology	31.5%	Telecommunication services	5.3%
	Health care	15.6%	Consumer staples	4.4%
	Consumer discretionary	13.0%	Materials	2.6%
	Financials	12.1%	Utilities	1.5%
	Energy	6.4%	Cash equivalents	1.3%
	Industrials	6.3%
	Total			100.0%

TOP TEN HOLDINGS		% of Total Investment at 06/30/09		% of Total Investment at 06/30/09
	Apple Inc.	4.7%	Qualcomm Inc.	3.3%
	Amazon.com Inc.	4.0%	Gilead Sciences Inc.	3.1%
	Juniper Networks, Inc.	3.7%	American Tower Corp. (Class A)	3.0%
	Danaher Corp.	3.4%	Medco Health Solutions Inc.	2.9%
	Google Inc. (Class A)	3.4%	Microsoft Corp.	2.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made at the Fund’s inception on January 22, 2001. The Nasdaq-100 Stock Index was the benchmark for the Fund before the Fund revised its investment objective. Effective December 5, 2008, the Fund’s benchmarks are the Russell 1000 Growth Index and the Standard & Poor’s 500 Stock Index.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index. On November 18, 2008, shareholders approved a change to the Fund’s investment objective and this change became effective on December 5, 2008.
Performance Evaluation |13

PERFORMANCE EVALUATION
Small-Company Stock Fund

MARKET CONDITIONS
After many years of bettering the large-capitalization indices, small-capitalization indices lagged in the first quarter of 2009. However, in March, when the equity market began its upward move, small-cap stocks ended the first half of 2009 either on par with, or slightly better than, their large-cap counterparts.

FUND PERFORMANCE
The Fund returned 12.11% in the first six months of 2009, while its benchmark Russell 2000 Index returned 2.63%. The Fund’s results exceeded those of the index due to appreciation among the consumer discretionary, consumer staples and financial sectors. In consumer discretionary, Cooper Tire and Rubber, Nordstrom and Cracker Barrel Old Country Store led the way. Stock price increases at Cardinal Financial and Asset Acceptance Capital led the better-than-index results in the financial sector. Other stocks that made positive contributions included Western Digital, United Natural Foods and Westlake Chemical.

In the first half of the year, we initiated positions in two trucking companies, Knight Transportation and Werner Enterprises. We also initiated a position in Saint Mary Land & Exploration Company, an independent oil and gas exploration and development firm.

Eliminated from the portfolio in the first half of the year was City Bank (Lynnwood, Washington). City Bank’s operations were primarily involved in residential construction in the Pacific Northwest. Its financial condition was severely compromised by the collapse in the residential mortgage market in 2008. We believe that management disclosure inconsistencies and a lack of clarity with the bank’s methods of determining its stated asset values indicated that a turnaround in its fortunes was not imminent. As a result, the position was sold.

OUTLOOK
For many investors, the economy appears to have reached a level where conditions seem unlikely to get notably worse. However, “guarded optimism” probably describes the present mood among investors. Having concluded that the worst is over, most investors are not yet convinced conditions are ripe for the economy to improve dramatically. The overuse of leverage by financial entities and consumers is still in the process of unwinding itself and will require some time to find a new equilibrium.

In the still undecided state of today’s markets, investors are likely to incorrectly assess companies’ fundamental strengths, which, in turn, could provide attractive investment opportunities for the Fund in the second half of 2009. We believe that today’s difficult economic environment, while unpleasant, should allow small-capitalization companies to make strategic and tactical moves in order to position themselves for the next economic upturn. We are constantly vigilant for such situations, and the present time is no exception.
14 |Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	10 Year
periods ended 06/30/09
	Small-Company Stock Fund	-19.32%	1.06%	4.58%
	Russell 2000 Index	-25.02%	-1.71%	2.38%

INDUSTRY DIVERSIFICATION		% of Total Investment at 06/30/09		% of Total Investment at 06/30/09
	Industrials	25.6%	Energy	7.0%
	Consumer discretionary	19.5%	Materials	6.5%
	Financials	14.9%	Health care	2.9%
	Consumer staples	11.4%	Utilities	1.7%
	Information technology	7.4%	Cash equivalents	3.1%
	Total			100.0%

TOP TEN HOLDINGS		% of Total Investment at 06/30/09		% of Total Investment at 06/30/09
	Brinker International, Inc.	6.5%	J.M. Smucker Co. (The)	4.1%
	Nordstrom, Inc.	4.9%	Alberto-Culver Co. (Class A)	4.0%
	Western Digital Corp.	4.4%	Applied Industrial Technologies, Inc.	3.8%
	National Bankshares, Inc. (Virginia)	4.3%	Regal Beloit Corp.	3.6%
	Westlake Chemical Corp.	4.3%	Carlisle Companies, Inc.	3.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 1998.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.
Performance Evaluation |15

PERFORMANCE EVALUATION
International Value Fund

MARKET CONDITIONS
While foreign equity markets remained under pressure during most of the first quarter of 2009, announcements around the globe designed to stimulate growth drove a powerful rally in late March, which continued throughout the second quarter. Fears of a worldwide depression subsided, tempering the global anxiety that dominated the better part of the past year. Unprecedented government stimulus programs, financial bailouts and easy monetary conditions appear to be arresting the pace of economic deterioration. For the most part, reported profits, while still under severe pressure, failed to produce further negative reactions as markets seem to have priced in worst-case scenarios.

As equity markets rallied in the second half of the period, government bond yields continued to fall. In addition, compared to the U.S. dollar, the Japanese yen fell by 6%, the British pound rose almost 13% and the Euro increased less than 1%. Developed international equities gained 8% for the six-month period, while emerging-market equities returned an impressive 36%.

FUND PERFORMANCE
Despite this surge in global market performance, the Fund underperformed its benchmark for the first half of 2009, returning 3.4% versus a gain of 8.0% for the MSCI EAFE Index. This relative underperformance can be attributed primarily to the fact that riskier assets, such as emerging markets, small-caps and highly leveraged companies, came back into favor, while the more defensive, high-quality companies, such as those in the Fund, clearly lagged. Despite these results, we believe the Fund remains well-positioned for later this year and looking into 2010.

During the first six months, we continued to position the portfolio into high-quality early cyclicals in anticipation of an eventual recovery. Taking advantage of market weakness, we increased positions in Cap Gemini, Adecco, Vale, Shin-Etsu Chemical, Iberdrola and Saint-Gobain. As markets rallied and valuations grew untenable, we temporarily discontinued this strategy. Looking forward, however, we believe that we are well-positioned to renew this strategy in order to take advantage of better valuations as they present themselves.

OUTLOOK
From a broad perspective, the prospects for the global economy certainly seem brighter than they did at the start of the year. Confidence is improving, the housing market is showing some signs of life and corporate profit warnings appear to have peaked. But major headwinds persist. Unemployment is high and rising, banks have yet to fully address their balance sheet issues, capacity utilization remains very depressed and protectionism and re-regulation are on the top of many government agendas. Perhaps the most significant concern is the mountain of debt being issued by governments globally as they attempt to spend their way out of a multitude of problems. The long-term impact is likely to be rising inflation, greater currency instability and higher taxes, all contributing to a more muted than typical recovery.

From a stock market perspective, valuations are attractive, particularly in developed areas like Europe and Japan. Some emerging markets also look appealing, since many developing countries have avoided excess consumption and leverage and will be highly geared to economic growth during a recovery.

While an assessment of the macro-environment isimportant, our approach is to direct fundamental research efforts at the company level, looking for undervalued stocks with solid long-term prospects while selling those that become overvalued. We expect that the exuberance of the period may subside somewhat as we move through the second half of the year. With our disciplined approach to security valuation, we are willing to be patient in building positions on market weakness.

16 |Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURNS		1 Year	5 Year	Since Inception (01/01)
periods ended 06/30/09
	International Value Fund*	-24.47%	3.51%	0.72%
	MSCI® EAFE® Index	-31.35%	2.31%	1.15%

COUNTRY DIVERSIFICATION		% of Total Investment at 06/30/09		% of Total Investment at 06/30/09
	Britain	18.1%	China	2.4%
	Japan	17.4%	Canada	2.1%
	Switzerland	10.3%	Thailand	1.8%
	France	10.1%	Netherlands	1.4%
	Spain	7.4%	Sweden	1.2%
	Italy	6.1%	Taiwan	1.2%
	Singapore	5.0%	Brazil	1.1%
	Hong Kong	4.3%	Republic of South Korea	1.0%
	Norway	4.0%	Cash equivalents	2.3%
	Germany	2.8%
	Total			100.00%

TOP TEN HOLDINGS		% of Total Investment at 06/30/09		% of Total Investment at 06/30/09
	Telefónica SA	3.9%	Daito Trust Construction Co., Ltd.	2.5%
	Vodafone Group PLC	2.7%	Bank of China Ltd.	2.4%
	Novartis AG REG	2.7%	Unilever PLC	2.4%
	New World Development Company Ltd.	2.7%	Sumitomo Corp.	2.4%
	Eni SpA	2.6%	Vivendi SA	2.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.’s role as subadvisor began June 12, 2006.

Performance Evaluation |17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2009 and held through June 30, 2009.

ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short- Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $13.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth
IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 | Expense Example

		Beginning Account Value 1/1/2009	Ending Account Value 6/30/2009	Expenses Paid During the Perioda	Annualized Expense Ratio
DAILY INCOME FUND
	Actual Return	$1,000.00	$1,002.50	$2.63	0.53%
	Hypothetical (5% return before expenses)	1,000.00	1,025.26	2.66	0.53%
SHORT-TERM GOVERNMENT SECURITIES FUND
	Actual Return	1,000.00	1,013.78	3.74	0.75%
	Hypothetical (5% return before expenses)	1,000.00	1,025.26	3.76	0.75%
SHORT-TERM BOND FUND
	Actual Return	1,000.00	1,096.25	4.12	0.80%
	Hypothetical (5% return before expenses)	1,000.00	1,025.26	4.01	0.80%
STOCK INDEX FUNDb
	Actual Return	1,000.00	1,030.48	3.77	0.75%
	Hypothetical (5% return before expenses)	1,000.00	1,025.26	3.76	0.75%
VALUE FUND
	Actual Return	1,000.00	1,023.12	4.41	0.88%
	Hypothetical (5% return before expenses)	1,000.00	1,025.26	4.41	0.88%
GROWTH FUND
	Actual Return	1,000.00	1,220.26	5.13	0.95%
	Hypothetical (5% return before expenses)	1,000.00	1,025.26	4.76	0.95%
SMALL-COMPANY STOCK FUND
	Actual Return	1,000.00	1,127.38	7.62	1.46%
	Hypothetical (5% return before expenses)	1,000.00	1,025.26	7.32	1.46%
INTERNATIONAL VALUE FUND
	Actual Return	1,000.00	1,034.38	4.98	0.99%
	Hypothetical (5% return before expenses)	1,000.00	1,025.26	4.96	0.99%

a.
The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example|19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Officer at 1-800-258-3030. This information also is available on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semiannual and annual reports. The Funds’ Form N-Q, semiannual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

20 | Regulatory and Shareholder Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund
June 30, 2009 (Unaudited)

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value
(24.5% of portfolio)

AT&T Inc.	4.13%	09/15/09	$3,500,000	$3,521,179
Bank of America Corp.	5.63	07/15/09	1,000,000	1,001,044
Bank of America Corp.	1.00	08/14/09	5,100,000	5,088,177
Bank of America Corp.	4.13	09/10/09	3,000,000	3,004,181
Bank of America Corp.	4.75	11/20/09	500,000	506,096
Citigroup Funding Inc.	8.55	07/15/09	190,000	190,576
Citigroup Funding Inc.	4.25	07/29/09	8,300,000	8,306,850
Citigroup Funding Inc.	1.35	10/22/09	900,000	892,055
Deere & Co.	4.40	07/15/09	3,800,000	3,804,344
E.I. du Pont de Nemours & Co.	6.88	10/15/09	50,000	50,623
General Electric Capital Corp.	4.13	09/01/09	1,350,000	1,358,069
General Electric Capital Corp.	4.63	09/15/09	4,500,000	4,524,118
General Electric Capital Corp.	1.00	12/15/09	3,000,000	2,992,080
HSBC Finance Corp.	1.00	10/21/09	964,000	960,819
HSBC Finance Corp.	1.13	11/16/09	1,400,000	1,386,979
HSBC Finance Corp.	4.13	11/16/09	3,500,000	3,525,544
Wal-Mart Stores, Inc.	6.88	08/10/09	3,035,000	3,056,427
Wells Fargo & Co.	0.73	09/15/09	5,165,000	5,153,502
Total Corporate Notes (Cost $49,322,663)				49,322,663

COMMERCIAL PAPER
(56.0% of portfolio)

American Honda Finance Corp.	0.75	07/06/09	1,870,000	1,869,805
American Honda Finance Corp.	0.70	08/12/09	2,400,000	2,398,040
American Honda Finance Corp.	0.40	08/19/09	3,300,000	3,298,203
Campbell Soup Co.	0.23	08/05/09	3,200,000	3,199,284
Campbell Soup Co.	0.24	08/13/09	3,200,000	3,199,083
Chevron Funding Corp.	0.17	07/06/09	3,000,000	2,999,929
Cola-Cola Co.	0.21	08/11/09	3,000,000	2,999,283
Cola-Cola Co.	0.25	08/17/09	3,770,000	3,768,770
Cola-Cola Co.	0.24	09/01/09	2,790,000	2,788,847
ConocoPhillips Qatar Funding Ltd.	0.20	07/01/09	2,980,000	2,980,000
ConocoPhillips Qatar Funding Ltd.	0.40	07/14/09	1,050,000	1,049,848
ConocoPhillips Qatar Funding Ltd.	0.27	07/15/09	2,500,000	2,499,738
ConocoPhillips Qatar Funding Ltd.	0.33	07/22/09	3,050,000	3,049,413
E.I. du Pont de Nemours & Company	0.25	07/21/09	3,000,000	2,999,583
Eli Lilly & Co.	0.19	07/28/09	2,000,000	1,999,715
Florida Power & Light Company	0.20	07/08/09	2,000,000	1,999,922
Hewlett Packard Co.	0.18	07/02/09	5,000,000	4,999,975
HSBC Finance Corp.	0.60	08/06/09	2,000,000	1,998,800
L’Oreal SA	0.25	07/14/09	2,550,000	2,549,770
L’Oreal SA	0.30	07/16/09	1,000,000	999,875
L’Oreal SA	0.21	08/12/09	3,000,000	2,999,265
L’Oreal SA	0.22	08/19/09	3,050,000	3,049,087
MetLife Funding Inc.	0.27	07/07/09	2,550,000	2,549,885
MetLife Funding Inc.	0.30	07/07/09	2,000,000	1,999,900
MetLife Funding Inc.	0.29	07/22/09	5,040,000	5,039,147
Nestle Capital Corp.	0.20	07/29/09	2,000,000	1,999,689
Nestle Capital Corp.	0.20	08/04/09	2,000,000	1,999,622
Nestle Capital Corp.	0.18	08/31/09	2,900,000	2,899,116
PepsiCo, Inc.	0.17	07/06/09	2,000,000	1,999,953
Pfizer Inc.	0.21	08/04/09	3,000,000	2,999,405
Pfizer Inc.	0.16	08/05/09	3,000,000	2,999,533
Pfizer Inc.	0.16	08/11/09	3,550,000	3,549,353
Proctor & Gamble Co.	0.19	07/09/09	2,000,000	1,999,916
Prudential Funding Corp.	0.44	08/03/09	1,900,000	1,899,234
Prudential Funding Corp.	0.60	09/21/09	2,960,000	2,955,955

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|21

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Commercial Paper continued)

Prudential Funding Corp.	0.45%		09/28/09	$1,000,000	$998,888
Total S.A.	0.25		08/25/09	3,000,000	2,998,854
Total S.A.	0.24		09/09/09	3,500,000	3,498,367
Toyota Motor Credit Corp.	0.35		07/27/09	3,000,000	2,999,242
Toyota Motor Credit Corp.	0.35		07/30/09	3,570,000	3,568,993
Toyota Motor Credit Corp.	0.35		07/31/09	3,000,000	2,999,125
UBS Finance Delaware LLC.	0.67		09/16/09	1,000,000	998,567
Total Commercial Paper (Cost $112,648,979)					112,648,979

U.S. GOVERNMENT AGENCY OBLIGATIONS
(6.7% of portfolio)
Federal Home Loan Bank	0.25		07/01/09	1,100,000	1,100,000
Federal Home Loan Bank	0.00	(a)	07/10/09	4,000,000	3,999,590
Federal Home Loan Bank	0.20		07/31/09	2,143,000	2,142,652
Federal Home Loan Bank	0.21		08/07/09	2,140,000	2,139,538
Federal Home Loan Mortgage Corp.	0.00	(a)	08/10/09	2,000,000	1,999,600
Federal National Mortgage Association	0.00	(a)	07/08/09	2,000,000	1,999,841
Federal National Mortgage Association	5.13		07/13/09	100,000	100,149
Total U.S. Government Agency Obligations (Cost $13,481,370)					13,481,370

CERTIFICATES OF DEPOSIT
(3.4% of portfolio)
Alliance Bank & Trust—Gastonia, NC	0.80		12/30/09	245,000	245,000
Associated Bank—Green Bay, WI	1.10		07/14/09	245,000	245,000
Bank of North Carolina	0.75		03/10/10	245,000	245,000
Bank of the Cascades—Bend, OR	0.95		08/13/09	245,000	245,000
Beal Bank—Las Vegas, NV	0.80		12/16/09	245,000	245,000
Cardinal Bank—McLean, VA	0.75		12/28/09	245,000	245,000
CIT Bank—Salt Lake City, UT	0.65		11/20/09	245,000	245,000
City National Bank	1.05		07/14/09	245,000	245,000
Columbus Bank & Trust Co.	0.75		02/08/10	245,000	245,000
Comerica Bank	1.00		12/28/09	245,000	245,000
East West Bank—Pasadena, CA	0.90		03/10/10	245,000	245,000
First American Bank—Carpentersville, IL	0.80		03/03/10	245,000	245,000
First Bank Troy, NC	0.60		09/30/09	245,000	245,000
Foundations Bank—Pewaukee, WI	1.00		03/29/10	245,000	245,000
Four Oaks Bank & Trust Co.	0.75		02/05/10	245,000	245,000
Hudson Valley Bank, N.A.	0.70		09/04/09	245,000	245,000
Midfirst Bank	0.65		04/08/10	245,000	245,000
New York Community Bank	0.70		08/25/09	245,000	245,000
Park National Bank—Newark, OH	1.20		07/27/09	245,000	245,000
Pinnacle National Bank	0.65		09/23/09	245,000	245,000
Sovereign Bank	1.30		07/23/09	245,000	245,000
Standard Bank & Trust Co.	0.75		08/27/09	245,000	245,000
State Bank of India	0.60		01/08/10	245,000	245,000
Stillwater National Bank & Trust Co.	0.80		03/10/10	245,000	245,000
Texas Capital Bancshares, Inc.	0.75		09/25/09	245,000	245,000
Wilmington Trust Co.	0.85		12/24/09	245,000	245,000
Wright Express Financial Services Corp.	0.80		03/24/10	245,000	245,000
Yadkin Valley Bank & Trust Co.	0.90		03/15/10	245,000	245,000
Total Certificates of Deposit (Cost $6,860,000)					6,860,000

The accompanying notes are an integral part of these financial statements.

22 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
June 30, 2009 (Unaudited)

MONEY MARKET ACCOUNTS	Interest Rate		Maturity Date	Shares	Value
(9.4% of portfolio)

SSgA Prime Money Market Fund	0.34	(b)%		$9,803,000	$9,803,000
SSgA Money Market Fund	0.25	(b)		9,007,986	9,007,986
Total Money Market Accounts (Cost $18,810,986)					18,810,986
TOTAL INVESTMENTS IN SECURITIES
(Cost $201,123,998)—100%					$201,123,998

(a)	Zero coupon security, purchased at a discount.
(b)	7-day yield at June 30, 2009.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|23

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
June 30, 2009 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(5.3% of portfolio)

Small Business Administration 93-20J	5.90%		10/01/13	$35,377	$36,645
Small Business Administration 98-20D	6.15		04/01/18	45,451	48,532
Small Business Administration 98-20E	6.30		05/01/18	39,386	42,159
Small Business Administration 98-20H	6.15		08/01/18	18,492	19,708
Small Business Administration 99-20D	6.15		04/01/19	61,140	64,994
Small Business Administration 04-20B	4.72		02/01/24	118,701	122,758
Small Business Administration 04-20C	4.34		03/01/24	160,829	164,178
Small Business Administration 05-10E	4.54		09/01/15	59,141	61,268
Small Business Administration Pool # 100075	3.50		05/25/19	46,712	44,676
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	10,264	10,382
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	18,911	18,584
Small Business Administration Pool # 502477	1.25	(a)	09/25/18	51,945	50,794
Small Business Administration Pool # 502543	0.95	(a)	01/25/19	91,917	90,880
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	4,059	4,037
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	37,967	37,496
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	27,149	26,734
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	11,312	11,081
Small Business Investment Companies 02-20K	5.08		11/01/22	52,162	54,535
Small Business Investment Companies 02-P10B	5.20		08/10/12	114,820	118,880
Small Business Investment Companies 03-10A	4.63		03/10/13	667,122	683,492
Small Business Investment Companies 03-10B	3.39		03/01/13	61,689	62,732
Small Business Investment Companies 03-P10A	4.52		02/10/13	17,648	18,064
Small Business Investment Companies 03-P10B	5.14		08/10/13	62,921	65,423
Small Business Investment Companies 04-10A	4.12		03/01/14	355,949	356,002
Small Business Investment Companies 04-10B	4.68		09/10/14	394,306	402,866
Small Business Investment Companies 04-P10A	4.50		02/10/14	76,710	78,301
Small Business Investment Companies 05-P10A	4.64		02/10/15	125,640	128,099
Small Business Investment Companies 05-10B	4.94		09/10/15	295,434	301,289
Small Business Investment Companies 07-10A	5.38		03/10/17	110,755	116,669
Total Asset Backed Securities (Cost $3,098,159)					3,241,258

MORTGAGE BACKED SECURITIES
(10.0% of portfolio)

GNMA #1928	7.00		11/20/09	95	96
GNMA #2602	6.00		06/20/28	87,052	91,078
GNMA #2707	5.50		01/20/14	15,016	15,708
GNMA #8004	4.63	(a)	07/20/22	40,560	41,512
GNMA #8006	4.63	(a)	07/20/22	33,834	34,640
GNMA #8038	4.63	(a)	08/20/22	19,375	19,837
GNMA #8040	4.63	(a)	08/20/22	48,835	50,091
GNMA #8054	4.13	(a)	10/20/22	11,639	11,805
GNMA #8076	4.13	(a)	11/20/22	20,237	20,553
GNMA #8102	4.00	(a)	02/20/16	9,834	10,052
GNMA #8103	4.50	(a)	02/20/16	35,402	36,131
GNMA #8157	4.38	(a)	03/20/23	37,102	37,882
GNMA #8191	5.38	(a)	05/20/23	63,441	65,375
GNMA #8215	5.38	(a)	04/20/17	5,658	5,838
GNMA #8259	4.63	(a)	08/20/23	16,735	17,117
GNMA #8297	4.13	(a)	12/20/17	18,136	18,388
GNMA #8332	4.50	(a)	03/20/18	10,600	10,876
GNMA #8344	5.50	(a)	04/20/18	23,812	24,671
GNMA #8384	4.38	(a)	03/20/24	9,158	9,337
GNMA #8393	4.63	(a)	08/20/18	9,151	9,421
GNMA #8400	4.63	(a)	08/20/18	19,096	19,574
GNMA #8405	4.63	(a)	09/20/18	17,158	17,666
GNMA #8423	5.38	(a)	05/20/24	10,786	11,127
GNMA #8429	4.13	(a)	11/20/18	17,800	18,163
GNMA #8459	4.63	(a)	07/20/24	16,455	16,854

The accompanying notes are an integral part of these financial statements.

24 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

GNMA #8499	5.88	(a)%	05/20/19	$10,357	$10,757
GNMA #8518	4.13	(a)	10/20/24	16,820	17,074
GNMA #8532	4.13	(a)	10/20/24	20,581	21,075
GNMA #8591	4.38	(a)	02/20/25	49,833	50,888
GNMA #8638	5.38	(a)	06/20/25	17,628	18,185
GNMA #8648	4.63	(a)	07/20/25	24,663	25,227
GNMA #8663	4.63	(a)	07/20/25	21,951	22,522
GNMA #8680	4.63	(a)	08/20/20	24,202	25,011
GNMA #8687	4.63	(a)	08/20/25	5,409	5,580
GNMA #8702	4.13	(a)	10/20/20	9,885	10,178
GNMA #8747	4.13	(a)	11/20/25	16,320	16,577
GNMA #8807	4.63	(a)	07/20/21	21,351	21,865
GNMA #8836	4.63	(a)	09/20/21	19,000	19,452
GNMA #8847	5.38	(a)	04/20/26	19,556	20,154
GNMA #8869	4.13	(a)	11/20/21	64,094	65,121
GNMA #8873	4.13	(a)	11/20/21	25,608	26,196
GNMA #8877	5.38	(a)	05/20/26	5,338	5,509
GNMA #8883	4.13	(a)	12/20/21	21,970	22,315
GNMA #8915	4.38	(a)	02/20/22	20,809	21,250
GNMA #8934	4.38	(a)	03/20/22	36,762	37,553
GNMA #8978	5.38	(a)	05/20/22	93,970	96,957
GNMA #80053	4.38	(a)	03/20/27	4,156	4,243
GNMA #80058	5.38	(a)	04/20/27	4,298	4,429
GNMA #80185	5.38	(a)	04/20/28	44,896	46,268
GNMA #80264	4.25	(a)	03/20/29	44,651	45,355
GNMA #80283	5.38	(a)	05/20/29	30,325	31,251
GNMA #80300	4.63	(a)	07/20/29	26,266	26,896
GNMA #80309	4.63	(a)	08/20/29	10,535	10,771
GNMA #80363	4.25	(a)	01/20/30	83,113	84,482
GNMA #80426	4.63	(a)	07/20/30	3,910	4,006
GNMA #80452	4.63	(a)	09/20/30	23,013	23,566
GNMA #80475	3.88	(a)	12/20/30	46,689	47,376
GNMA #80577	3.75	(a)	02/20/32	7,880	7,964
GNMA #80684	5.38	(a)	04/20/33	26,860	27,627
GNMA #81129	5.50	(a)	10/20/34	444,710	456,278
GNMA #510280	6.00		08/15/14	12,890	13,787
GNMA #583189	4.50		02/20/17	68,291	70,777
GNMA #607494	5.00		04/15/19	64,304	67,625
GNMA #616274	5.00		02/15/19	54,375	57,183
GNMA #780336	6.50		02/15/11	1,738	1,747
GNMA 1996-4	7.00		04/16/26	7,949	8,579
GNMA 2001-53	5.50		12/20/31	61,379	63,884
GNMA 2001-53	0.67	(a)	10/20/31	11,321	11,245
GNMA 2001-61	0.82	(a)	09/20/30	19,201	19,169
GNMA 2002-15	5.50		11/20/31	116,022	118,351
GNMA 2002-20	4.50		03/20/32	33,901	35,125
GNMA 2002-88	5.00		05/16/31	120,100	123,758
GNMA 2003-11	4.00		10/17/29	64,604	63,695
GNMA 2003-12	4.50		02/20/32	46,848	48,012
GNMA 2003-26	0.77	(a)	04/16/33	21,337	21,022
GNMA 2003-97	4.50		03/20/33	99,050	101,759
GNMA 2004-17	4.50		12/20/33	236,389	243,388
GNMA 2004-17	4.50		12/17/26	238,023	239,561
GNMA 2004-102	5.50		04/20/34	91,992	98,857
GNMA 2005-56	5.00		08/20/31	214,417	219,268
GNMA 2006-36	6.00		02/20/21	7,279	7,278
GNMA 2007-11	5.50		03/20/37	332,361	333,931
GNMA 2007-30	5.50		03/20/35	123,294	125,793
GNMA 2008-50	5.50		06/16/38	911,952	922,730
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|25

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

Government Lease Trust 99-C1A(b)	4.00%		05/18/11	$522,959	$540,245
Government Lease Trust 99-C1A(b)	4.00		05/18/11	165,000	170,505
GS Mortgage Securities Corp. II 2001-LIBA(b)	6.73		02/14/16	315,000	339,062
Total Mortgage Backed Securities (Cost $5,883,768)					6,060,086

MUNICIPAL BONDS
(7.7% of portfolio)

Anchorage, Alaska	5.50		12/01/20	150,000	159,856
Arizona State University	5.38		07/01/19	700,000	782,621
Broward County, Florida	5.25		01/01/16	250,000	268,252
Broward County, Florida	5.25		01/01/17	300,000	321,903
East Lansing, Michigan	7.45		04/01/20	300,000	311,715
Hartford Connecticut Parking System	9.33		07/01/25	250,000	268,858
Johnson City, Tennessee—Public Building Authority	7.00		09/01/18	100,000	109,326
Mesa, Arizona Industrial Development Authority	5.63		01/01/29	1,000,000	1,034,930
Newton County, Georgia Hospital Authority	5.75		02/01/12	250,000	260,122
Philadephia, PA Hospitals & Higher Education Facilities Authority	6.00		10/01/29	330,000	340,824
Tucson, Arizona Industrial Development Authority	6.00		07/01/30	750,000	794,288
Total Municipal Bonds (Cost $4,562,175)					4,652,695

CORPORATE BONDS
(19.7% of portfolio)

American Express Bank	1.70		11/29/10	250,000	248,834
Bank of America N.A.	1.50		03/04/10	250,000	250,564
Branch Banking & Trust	1.40		03/04/10	250,000	250,401
CIT Bank	1.80		11/29/10	250,000	249,176
Citibank N.A.	1.50		07/12/11	350,000	350,905
Citibank N.A.	1.63		03/30/11	1,000,000	1,007,824
Discover Bank	1.55		11/08/10	100,000	99,453
GE Capital Financial Inc.	2.50		05/31/11	250,000	249,498
General Electric Capital Corp.	1.80		03/11/11	1,000,000	1,009,016
General Electric Capital Corp.	1.63		01/07/11	1,000,000	1,009,631
General Electric Capital Corp.	3.00		12/09/11	1,000,000	1,031,649
GMAC LLC	2.20		12/19/12	500,000	497,985
JPMorgan Chase & Co.	1.65		02/23/11	1,000,000	1,008,523
Morgan Stanley	3.25		12/01/11	1,000,000	1,037,384
New York Community Bank	3.00		12/16/11	1,000,000	1,027,877
Oriental Bank & Trust	2.75		03/16/12	1,000,000	1,014,627
Rowan Companies Inc.	2.80		10/20/13	85,713	85,579
Sallie Mae Bank	1.15		05/28/10	150,000	149,679
Sallie Mae Bank	2.35		05/06/11	100,000	99,673
State Street Corp.	1.85		03/15/11	1,000,000	1,011,443
SunTrust Bank	0.35	(a)	01/29/10	250,000	245,280
Total Corporate Bonds (Cost $11,771,041)					11,935,001

U. S. GOVERNMENT AND AGENCY OBLIGATIONS
(55.2% of portfolio)

Government Trust Certificate (Israel Trust)	0.00	(c)	09/15/09	1,000,000	998,376
Government Trust Certificate (Israel Trust)	0.00	(c)	05/15/10	225,000	222,767
Government Trust Certificate (Sri Lanka Trust)	1.30	(a)	06/15/12	75,000	75,000
National Archives Facility Trust	8.50		09/01/19	49,375	59,054
Overseas Private Investment Corp.	5.30	(d)	09/15/10	2,000,000	2,345,580
Overseas Private Investment Corp.	4.91	(d)	09/15/10	2,000,000	2,258,060
Overseas Private Investment Corp.	5.35	(d)	07/31/11	1,000,000	1,163,910

The accompanying notes are an integral part of these financial statements.

26 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(U.S. Government And Agency Obligations continued)

Overseas Private Investment Corp.	4.55	(d)%	09/15/11	$2,000,000	$2,171,340
Overseas Private Investment Corp.	4.90	(e)	12/10/17	1,500,000	1,607,025
Overseas Private Investment Corp.	4.87	(d)	09/07/13	1,000,000	1,088,270
Overseas Private Investment Corp.	5.08	(e)	12/10/13	250,000	313,735
Overseas Private Investment Corp.	4.10		11/15/14	160,720	162,501
Overseas Private Investment Corp.	3.74		04/15/15	129,805	135,806
Overseas Private Investment Corp.	3.62		09/15/16	84,175	87,867
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,000,000	1,076,420
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,300,000	1,399,346
Overseas Private Investment Corp.	5.66	(e)	06/10/18	500,000	513,385
Philippine Power Trust I(b)	5.40		09/26/18	565,476	573,890
Private Export Funding Corp.	6.67		09/15/09	1,025,000	1,038,618
Private Export Funding Corp.	7.20		01/15/10	1,000,000	1,036,420
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,192,441
SALLIE MAE	7.30		08/01/12	1,875,000	2,184,977
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	251,450
U.S. Department of Housing and Urban Development	4.79		08/01/11	514,000	550,049
U.S. Department of Housing and Urban Development	3.44		08/01/11	1,250,000	1,303,127
U.S. Department of Housing and Urban Development	6.93		08/01/13	1,200,000	1,202,754
U.S. Department of Housing and Urban Development	7.72		08/01/13	1,000,000	1,006,065
U.S. Department of Housing and Urban Development	7.63		08/01/14	425,000	426,359
U.S. Department of Housing and Urban Development	7.91		08/01/17	500,000	502,974
U.S. Department of Housing and Urban Development	7.93		08/01/18	1,000,000	1,005,656
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	530,329
U.S. Department of Housing and Urban Development	6.12		08/01/22	1,000,000	1,060,515
United States Treasury Note	1.38		05/15/12	4,000,000	3,977,520
Total U.S. Government and Agency Obligations (Cost $32,884,649)					33,521,586

MONEY MARKET ACCOUNTS	Interest Rate		Shares	Value
(2.1% of portfolio)

SSgA Prime Money Market Fund	0.34	(f)	1,276,000	1,276,000
SSgA Money Market Fund	0.25	(f)	477	477
Total Money Market Accounts (Cost $1,276,477)				1,276,477
TOTAL INVESTMENTS IN SECURITIES (Cost $59,476,269)—100%				$60,687,103

(a)	Variable coupon rate as of June 30, 2009.
(b)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $1,623,702 and represents 2.7% of total investment.

(c)	Zero coupon rate.
(d)	Interest is paid at maturity.
(e)	Interest is paid at put date.
(f)	7-day yield at June 30, 2009.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|27

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
June 30, 2009 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value
(36.5% of portfolio)

BASIC INDUSTRIES—6.8%
Chevron Corp.	3.45%		03/03/12	$250,000	$257,874
Colgate-Palmolive Co.	0.42	(a)	08/22/42	2,500,000	2,501,422
Cooper Industries Inc.	5.50		11/01/09	370,000	375,419
General Dynamics Corp.	1.80		07/15/11	225,000	224,589
General Electric Co.	5.00		02/01/13	1,625,000	1,690,839
Halliburton Co.(b)	5.50		10/15/10	100,000	104,589
Ingersoll-Rand Global Holding Co. LTD.	9.50		04/15/14	350,000	383,280
ITT Corp.	1.07	(a)	08/25/48	730,000	672,892
Minnesota Mining & Manufacturing Co.	0.98	(a)	09/30/27	250,000	247,333
PACCAR Inc.	6.38		02/15/12	1,300,000	1,405,845
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	367,621
PPG Industries Inc.	5.75		03/15/13	470,000	488,554
SeaRiver Maritime, Inc.	0.00	(c)	09/01/12	750,000	697,500
Snap-on Inc.	1.27	(a)	01/12/10	3,675,000	3,637,978
Vulcan Materials Co.	1.88	(a)	12/15/10	1,800,000	1,791,130
Whirlpool Corp.	8.00		05/01/12	125,000	129,372
Total Basic Industries					14,976,237

CONSUMER STAPLES—1.1%
Beverages
Brown-Forman Corp.	1.31	(a)	04/01/10	1,100,000	1,098,533
Food Products
General Mills Inc.	11.97	(a)	10/15/22	675,000	760,699
H.J. Heinz Co.(b)	15.59	(a)	12/01/20	150,000	186,804
Ralston Purina Co.	9.25		10/15/09	300,000	306,618
Total Consumer Staples					2,352,654

CONSUMER DISCRETIONARY—0.1%
Specialty Retail
Home Depot Inc.	0.75	(a)	12/16/09	230,000	229,299
Total Consumer Discretionary					229,299

FINANCE—17.7%
Banks
American Express Bank FSB	0.37	(a)	04/26/10	1,125,000	1,111,018
American Express Credit Corp.	7.30		08/20/13	525,000	545,847
Bank of America Corp.	4.70		10/15/09	465,000	464,671
Bank of America Corp.	4.75		12/15/09	245,000	244,642
Bank of America Corp.	7.23		08/15/12	200,000	211,378
BA Covered Bond Issuer(b)	5.50		06/14/12	800,000	787,016
Comerica Bank	0.37	(a)	08/07/09	420,000	419,269
Comerica Bank	0.74	(a)	08/24/09	335,000	332,900
Comerica Bank	0.42	(a)	05/10/10	225,000	218,592
Comerica Bank	0.40	(a)	06/30/10	1,350,000	1,305,269
Comerica Bank	7.13		12/01/13	460,000	428,357
Fifth Third Bank	4.20		02/23/10	900,000	899,341
First Tennesse Bank N.A.	0.75	(a)	12/17/09	1,950,000	1,925,241
HSBC Finance Corp.	6.75		05/15/11	225,000	231,343
HSBC Finance Corp.	1.17	(a)	08/09/11	950,000	859,751
HSBC Finance Corp.	5.00		12/15/11	250,000	246,305
Key Bank N.A.	7.41		10/15/27	1,050,000	941,240
Landesbank Baden—Wueterttemberg NY	5.05		12/30/15	100,000	92,977
Union Bank N.A.	5.95		05/11/16	525,000	485,676
US Bank N.A.(b)	5.92		05/25/12	589,856	616,966

The accompanying notes are an integral part of these financial statements.
28 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)

Consumer Loans
American General Finance Corp.	3.88%		10/01/09	$1,215,000	$1,160,323
American General Finance Corp.	8.45		10/15/09	900,000	865,430
American General Finance Corp.	4.88		07/15/12	375,000	221,998
CIT Group Inc.	6.00		07/15/09	125,000	124,360
CIT Group Inc.	0.97	(a)	08/17/09	1,630,000	1,584,163
CIT Group Inc.	0.76	(a)	03/12/10	925,000	787,858
CIT Group Inc.	7.63		11/30/12	275,000	188,305
General Electric Capital Corp.	3.25		07/15/10	100,000	98,475
General Electric Capital Corp.	1.19	(a)	02/18/11	260,000	247,251
General Electric Capital Corp.	5.00	(d)	09/12/11	295,000	294,957
PACCAR Financial Corp.	4.64	(a)	01/12/11	1,125,000	1,122,664
Textron Financial Corp.	4.60		05/03/10	1,745,000	1,666,461
Toyota Motor Credit Corp.	2.75		08/06/09	29,545	29,591

Insurance
Genworth Global Funding	0.93	(a)	11/27/09	1,170,000	1,136,069
Genworth Global Funding	5.20		10/08/10	1,925,000	1,875,574
Genworth Global Funding	5.13		03/15/11	250,000	241,297
Genworth Global Funding	5.38		09/15/11	1,590,000	1,511,669
Hartford Life Global Funding	0.80	(a)	09/15/09	1,075,000	1,070,632
Hartford Life Global Funding	0.92	(a)	10/15/09	1,750,000	1,739,129
Hartford Life Global Funding	0.80	(a)	03/15/10	350,000	333,798
Hartford Life Global Funding	1.63	(a)	05/14/10	1,650,000	1,526,943
MBIA Global Funding LLC(b)	4.38		03/15/10	1,015,000	845,083
Monumental Global Funding Ltd.(b)	0.50	(a)	06/16/10	700,000	672,000
Principal Life Income Funding	4.00		12/15/09	350,000	349,851
Principal Life Income Funding	1.02	(a)	03/01/12	500,000	447,070
Protective Life Secured Trust	4.15		06/15/10	100,000	97,839
Protective Life Secured Trust	4.00		04/01/11	450,000	444,514
Protective Life Secured Trust	1.19	(a)	07/10/12	750,000	675,330
Reliance Standard Life(b)	5.63		03/15/11	800,000	849,154
Travelers Insurance Co. Institutional Funding Ltd.	1.11	(a)	06/15/11	300,000	270,898

Investment Banker/ Broker
Bear Stearns Cos., Inc.	5.85		07/19/10	1,450,000	1,489,452
Morgan Stanley Inc.	3.01	(a)	05/14/10	1,100,000	1,096,791

Mortgage
Residential Capital LLC	8.50		05/15/10	1,215,000	1,057,050
Residential Capital LLC	8.38		06/30/10	415,000	302,950
Total Finance					38,792,728

HEALTH CARE—1.6%
Health Care Providers and Services
Roche Holdings Inc.(b)	4.50		03/01/12	1,075,000	1,130,142

Pharmaceuticals
Allergan Inc.	7.47		04/17/12	350,000	367,708
Elly Lilly & Co.	3.55		03/06/12	225,000	233,096
Hospira Inc.	1.08	(a)	03/30/10	440,000	436,063
Merck & Co. Inc.	0.27	(a)	08/22/42	750,000	740,701
Pfizer Inc.	4.45		03/15/12	675,000	708,236
Total Health Care					3,615,946

INFORMATION TECHNOLOGY—1.0%
Communication Equipment
Cisco Systems Inc.	5.25		02/22/11	450,000	474,498

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|29

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)

Computers
Dell Inc.	3.38%		06/15/12	$225,000	$229,036
Hewlett Packard Co.	2.25		05/27/11	450,000	451,371
Hewlett Packard Co.	4.25		02/24/12	975,000	1,017,646
Total Information Technology					2,172,551

TRANSPORTATION—2.6%
Airline
Southwest Airlines Inc.	8.70		07/01/11	302,723	314,121
Southwest Airlines Inc.	7.22		07/01/13	836,805	859,565

Road & Rail
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	234,841
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	1,202,214	1,104,540
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	178,394	178,215
Burlington Northern & Santa Fe Railway Co.	4.97		04/01/23	169,244	163,743
Consolidated Rail Corp.	6.76		05/25/15	139,099	129,880
CSX Transportation Inc.	8.38		10/15/14	240,259	264,756
GATX Corp.	9.00		11/15/13	241,553	262,792
GATX Corp.	8.75		05/15/14	125,000	131,414
Union Pacific Railroad Co.	6.85		01/02/19	100,462	107,204
Union Tank Car Co.	6.79		05/01/10	1,400,000	1,448,336

Special Purpose Entity
Toll Road Investor Partnership II LLP(b)	0.00	(c)	02/15/10	500,000	480,716
Total Transportation					5,680,123

UTILITIES—5.6%
Electric & Gas
Aquila Inc.	11.88		07/01/12	250,000	276,250
Colonial Pipeline(b)	7.75		11/01/10	565,000	603,455
Empire District Electric Co.	8.13		11/01/09	225,000	227,361
Keyspan Gas East Corp.	7.88		02/01/10	1,450,000	1,498,207
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	347,021
Nisource Finance Corp.	1.23	(a)	11/23/09	900,000	892,853
Nisource Finance Corp.	7.88		11/15/10	325,000	335,689
Northern Illinois Gas Co.	6.63		02/01/11	405,000	433,449
Ohio Power Co.	1.35	(a)	04/05/10	190,000	187,922
Pacific Gas & Electric Co.	1.60	(a)	06/10/10	1,000,000	1,004,938
Questar Pipeline Co.	7.41		10/01/09	750,000	759,060
Southern California Gas Co.	4.80		10/01/12	165,000	174,234
Southern Co. Capital Funding, Inc.	5.75		11/15/15	525,000	507,656
Washington Gas Light Co.	1.46	(a)	08/26/10	1,125,000	1,125,036

Telephone
AT&T Corp.	7.30		11/15/11	250,000	274,161
GTE California Inc.	6.70		09/01/09	700,000	705,268
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,076,625
NYNEX Corp.	9.55		05/01/10	13,512	13,470
SBC Communications Capital Corp.	7.00		10/01/12	450,000	455,762
Verizon Pennsylvania Inc.	5.65		11/15/11	1,350,000	1,414,434
Total Utilities					12,312,851
Total Corporate Bonds (Cost $79,041,362)					80,132,389

YANKEE BONDS
(4.2% of portfolio)
Bank of Ireland	0.66	(a)	12/18/09	650,000	643,971
Bank of Scotland PLC(b)	4.00		09/15/09	675,000	670,712

The accompanying notes are an integral part of these financial statements.
30 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Yankee Bonds continued)

Canadian National Railway Co.	7.52%		01/03/10	$280,760	$288,613
CIT Group Funding Co. of Canada	4.65		07/01/10	675,000	573,678
Hydro-Quebec	6.27		01/03/26	80,000	84,719
International Bank for Reconstruction and Development	0.00	(c)	01/15/11	875,000	856,601
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	243,850
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	240,770
International Bank for Reconstruction and Development	4.00	(d)	07/03/13	865,000	865,180
International Multifoods Inc.	6.60		11/13/09	250,000	254,190
Japan Finance Corp.	2.00		06/24/11	1,125,000	1,127,034
Korea Development Bank	8.00		01/23/14	500,000	542,192
Province of Ontario	3.38		05/20/11	1,125,000	1,161,230
Royal Philips Electronics NV	4.63		03/11/13	475,000	486,055
Scotland International Financial No. 2(b)	6.50		02/15/11	100,000	95,957
Shell International Finance BV	5.63		06/27/11	1,100,000	1,183,032
Total Yankee Bonds (Cost $9,090,893)					9,317,784

ASSET BACKED SECURITIES
(23.8% of portfolio)

ACLC Franchise Loan Receivables Trust 97-A(b)	0.77	(a)	09/17/12	11,779	8,304
ACLC Franchise Loan Receivables Trust 97-B(b)	6.73		04/15/14	336,761	275,227
Advanta Business Card Master Trust 06-A3	5.30		05/21/12	1,621,143	1,442,817
Advanta Business Card Master Trust 06-A5	5.10		09/20/12	1,382,609	1,244,348
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	360,000	376,552
Americredit Automobile Receivables Trust 05-AX	3.93		10/06/11	774,773	775,516
Americredit Automobile Receivables Trust 05-CF	4.63		06/06/12	104,541	106,173
Americredit Automobile Receivables Trust 05-DA	5.02		11/06/12	140,000	141,839
Americredit Automobile Receivables Trust 06-AF	5.56		09/06/11	64,605	64,669
Americredit Automobile Receivables Trust 06-AF	5.64		09/06/13	300,000	300,825
Americredit Automobile Receivables Trust 06-BG	5.21		10/06/11	115,587	115,396
Americredit Automobile Receivables Trust 06-BG	5.21		09/06/13	1,190,000	1,135,260
Americredit Automobile Receivables Trust 06-RM	5.42		08/08/11	828,371	842,474
Americredit Automobile Receivables Trust 06-RM	5.53		01/06/14	2,960,000	2,816,702
Americredit Automobile Receivables Trust 07-AX	0.36	(a)	10/06/13	1,775,000	1,489,488
Americredit Automobile Receivables Trust 07-CM	0.40	(a)	04/07/14	1,125,000	923,167
Americredit Automobile Receivables Trust 07-CM	5.55		04/07/14	150,000	136,524
Americredit Automobile Receivables Trust 07-DF	5.49		07/06/12	76,849	77,337
Americredit Automobile Receivables Trust 07-DF	5.56		06/06/14	455,000	407,868
Americredit Automobile Receivables Trust 08-AF	2.07	(a)	01/12/12	140,462	139,936
Americredit Automobile Receivables Trust 08-AF	6.96		10/14/14	400,000	365,287
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	35,720	35,760
Bayview Auto Trust 05-LJ1	4.09		05/25/12	567,921	575,134
Capital One Auto Finance Trust 06-B	5.45		02/15/11	4,265	4,268
Capital One Auto Finance Trust 07-B	5.03		04/15/12	568,198	573,968
Caterpillar Financial Asset Trust 07-A	5.34		06/25/12	449,645	459,036
Charming Shoppes Master Trust 04-1A(b)	1.27	(a)	05/15/14	500,000	458,512
CIT Equipment Collateral 08-VT1	6.59		12/22/14	1,325,000	1,336,346
CIT Marine Trust 99-A	6.25		11/15/19	664,320	564,148
CIT RV Trust 99-A	6.24		08/15/15	17,531	17,576
CPS Auto Trust 05-C(b)	4.79		05/15/12	263,287	258,470
CPS Auto Trust 06-A(b)	5.33		11/15/12	1,245,141	1,206,548
CPS Auto Trust 07-A(b)	5.04		09/15/11	729,312	723,682
CPS Auto Trust 07-C(b)	5.92		05/15/14	1,584,990	1,478,598
CPS Auto Trust 08-A(b)	6.48		07/15/13	475,000	454,536
Credit Acceptance Auto Dealer Loan Trust 07-2(b)	6.16		04/15/13	362,560	359,639
Daimler Chrysler Auto Trust 06-A	5.01		01/08/11	406,821	408,849
Drive Auto Receivables Trust 06-1(b)	5.54	(d)	12/16/13	534,863	535,347
DVI Receivables Corp. 00-2	7.12		11/12/09	98,350	2,213
DVI Receivables Corp. 01-2	3.52		11/11/09	337,953	7,604

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|31

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Asset Backed Securities continued)

DVI Receivables Corp. 02-1	4.57%		06/11/10	$199,065	$2,986
DVI Receivables Corp. 03-1	0.82	(a)	03/14/11	434,439	14,119
E-Trade RV & Marine Trust 04-1	3.62		10/08/18	480,118	467,655
Ford Credit Auto Owner Trust 07-A	5.47		06/15/12	745,000	777,872
GE Dealer Floorplan Master Note Trust 06-4	0.33	(a)	10/20/11	2,175,000	2,157,507
Great America Leasing Receivables 06-1(b)	5.39		09/15/11	495,000	504,303
GS Auto Loan Trust 07-1	5.48		12/15/14	1,825,000	1,887,388
Hertz Vehicle Financing LLC 05-2(b)	5.08		11/25/11	1,350,000	1,317,067
Household Automotive Trust 06-1	5.43		06/17/11	201,594	204,820
Household Credit Card Master Note Trust 07-2	0.87	(a)	07/15/13	175,000	168,803
Key Corp Student Loan Trust 01-A	0.87	(a)	06/27/31	1,012,131	867,745
Key Corp Student Loan Trust 03-A	1.40	(a)	10/25/25	594,171	582,195
Key Corp Student Loan Trust 04-A	1.39	(a)	10/28/41	1,041,226	535,256
Key Corp Student Loan Trust 05-A	0.73	(a)	03/27/24	415,000	342,707
Key Corp Student Loan Trust 06-A	0.63	(a)	09/27/21	332,913	327,739
Long Beach Auto Receivables Trust 04-C	3.78		07/15/11	165,148	163,864
Long Beach Auto Receivables Trust 05-A	4.25		04/15/12	161,516	159,072
Long Beach Auto Receivables Trust 05-B	4.52		06/15/12	883,757	874,956
Long Beach Auto Receivables Trust 06-A	5.50		05/15/13	1,420,059	1,421,868
Long Beach Auto Receivables Trust 06-B	5.17		08/15/11	992,441	994,125
Long Beach Auto Receivables Trust 06-B	5.18		09/15/13	650,000	619,625
Long Beach Auto Receivables Trust 07-A	4.97		10/15/11	111,303	111,439
Long Beach Auto Receivables Trust 07-A	5.03		01/15/14	275,000	262,879
Marriott Vacation Club Owners Trust 06-1A(b)	5.74		04/20/28	236,088	208,115
Marriott Vacation Club Owners Trust 08-1A(b)	7.20		05/20/30	568,235	523,677
Merrill Auto Trust Securitization 07-01	0.38	(a)	12/15/13	665,000	638,382
National Collegiate Student Loan Trust 04-1	0.87	(a)	06/25/27	287,110	243,461
National Collegiate Student Loan Trust 05-1	0.45	(a)	10/26/26	1,185,000	836,478
National Collegiate Student Loan Trust 05-3	0.55	(a)	07/25/28	700,000	382,899
National Collegiate Student Loan Trust 06-1	0.50	(a)	05/25/26	825,000	448,030
Navistar Financial Dealer Note Master Trust 05-A	0.42	(a)	02/25/13	500,000	473,907
Prestige Auto Receivables Trust 05-1A(b)	4.37		06/15/12	152,807	151,636
Prestige Auto Receivables Trust 06-1A(b)	5.25		06/17/13	683,589	693,486
Santander Drive Auto Receivables Trust 07-2	1.12	(a)	08/15/14	1,055,795	968,221
Santander Drive Auto Receivables Trust 07-3	5.52		10/15/14	1,800,000	1,644,462
SLM Credit Student Loan Trust 06-A	0.71	(a)	12/15/20	200,000	188,993
SLM Student Loan Trust 03-B	1.03	(a)	03/15/22	2,700,000	2,054,413
SLM Student Loan Trust 05-B	0.67	(a)	12/16/19	429,724	422,249
Small Business Administration 02-20K	5.08		11/01/22	182,566	190,871
Small Business Administration 03-10B	3.39		03/01/13	138,801	141,147
Small Business Administration 03-P10B	5.14		08/10/13	75,505	78,508
Small Business Administration 05-10E	4.54		09/01/15	147,852	153,170
Textron Financial Floorplan Master Note Trust-AA(b)	0.38	(a)	03/13/12	2,025,000	1,538,757
Triad Automobile Receivables Trust 06-B	5.41		08/12/11	210,899	211,953
Triad Automobile Receivables Trust 06-B	5.52		11/12/12	125,000	120,179
Triad Automobile Receivables Trust 06-C	5.26		11/14/11	445,689	448,101
Triad Automobile Receivables Trust 06-C	5.31		05/13/13	492,000	482,624
UPFC Auto Receivables Trust 05-B	4.98		08/15/11	123,166	117,616
UPFC Auto Receivables Trust 06-A	5.49		05/15/12	190,291	188,070
UPFC Auto Receivables Trust 06-B	5.01		08/15/12	103,100	101,181
UPFC Auto Receivables Trust 07 –A	5.53		07/15/13	149,928	152,631
USXL Funding LLC 06-1A(b)	5.38		04/15/14	244,250	228,326
Washington Mutual Master Note Trust 07-A4A(b)	5.20		10/15/14	925,000	960,424
Total Asset Backed Securities (Cost $52,749,959)					52,403,900

The accompanying notes are an integral part of these financial statements.

32 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2009 (Unaudited)

MORTGAGE BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(19.2% of portfolio)

Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	$260,842	$187,838
Accredited Mortgage Loan Trust 04-3	3.92	(a)	10/25/34	7,723	7,625
ACE Securities Corp. 06-SL1	0.47	(a)	09/25/35	257,731	69,107
ACE Securities Corp. 06-ASL1	0.45	(a)	02/25/36	830,252	164,668
Adjustable Rate Mortgage Trust 05-10	4.74	(a)	01/25/36	194,202	133,670
American Business Financial Services 02-1	7.01		12/15/32	89,394	49,295
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	71,997	61,880
Amresco Residential Securities 98-1	7.57		10/25/27	112,415	78,286
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	301,644	191,545
Banc of America Funding Corp. 04-A	5.00	(a)	09/20/34	160,488	143,423
Banc of America Funding Corp. 05-G	5.24	(a)	10/20/35	1,512,552	1,174,078
Banc of America Funding Corp. 07-5	6.50		07/25/37	192,630	146,218
Banc of America Mortgage Securites Inc. 02-J	5.57	(a)	09/25/32	21,541	18,914
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	134,261	101,295
Banc of America Mortgage Securities Inc. 05-C	4.71	(a)	04/25/35	110,302	74,881
Bayview Financial Asset Trust 07-SSR1(b)	0.76	(a)	03/25/37	226,607	132,685
Bear Stearns Adjustable Rate Mortgage Trust 04-10	4.56	(a)	01/25/35	713,037	522,521
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.44	(a)	02/25/36	145,439	89,088
Bear Stearns ALT-A Trust 04-11	5.12	(a)	11/25/34	34,203	20,666
Bear Stearns ALT-A Trust 05-4	5.36	(a)	05/25/35	198,307	128,204
Bear Stearns ALT-A Trust 05-9	5.75	(a)	11/25/35	125,814	74,693
Bear Stearns ALT-A Trust 06-6	5.68	(a)	11/25/36	306,182	155,026
Bear Stearns Asset Backed Securities Trust 03-3	0.90	(a)	06/25/43	127,481	85,957
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	67,129	66,772
Chase Mortgage Finance Corp. 05-A1	5.41	(a)	12/25/35	76,205	59,343
Chase Mortgage Finance Corp. 06-A1	5.97	(a)	09/25/36	64,628	47,690
Chaseflex Trust 05-2	6.00		06/25/35	208,021	144,542
CITICORP Mortgage Securities, Inc. 88-11	3.84	(a)	08/25/18	42,059	40,919
CITICORP Mortgage Securities, Inc. 88-17	4.34	(a)	11/25/18	62,991	57,041
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	833,039	709,723
Citigroup Mortgage Loan Trust, Inc. 05-7	4.23	(a)	09/25/35	518,505	278,227
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	288,891	288,164
CMO Trust 17	7.25		04/20/18	1,541	1,603
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	297,056	191,351
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	56,938	48,924
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	127,557	106,490
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	386,255	303,194
Countrywide Alternative Loan Trust 05-43	5.64	(a)	10/25/35	75,857	42,790
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	839,224	762,019
Countrywide Asset Backed Certificate 04-S1	4.62		02/25/35	198,799	140,941
Countrywide Asset Backed Certificate 06-S7	5.71		11/25/35	278,840	52,602
Countrywide Asset Backed Certificate 07-S3	0.42	(a)	05/25/37	568,638	392,873
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	350,388	140,160
Countrywide Home Loans 03-49	4.59	(a)	12/19/33	200,257	183,642
Countrywide Home Loans 03-56	4.49		12/25/33	89,344	86,988
Countrywide Home Loans 03-J13	5.25		01/25/24	557,735	544,251
Countrywide Home Loans 05-HYB8	5.49	(a)	12/20/35	261,929	161,429
Countrywide Home Loans 06-HYB5	5.78	(a)	09/20/36	139,061	63,694
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	340,360	296,929
Credit Suisse First Boston Mortgage 03-21	1.81	(a)	09/25/33	51,508	39,673
Credit Suisse First Boston Mortgage 03-AR24	4.25	(a)	10/25/33	518,692	424,847
Credit Suisse First Boston Mortgage 03-FFA	6.10	(a)	02/25/33	417,159	354,744
Credit Suisse First Boston Mortgage 04-4	5.50		06/25/15	272,635	261,743
Credit Suisse First Boston Mortgage 04-AR3	4.19	(a)	04/25/34	143,180	120,429
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	567,113	497,808
Credit Suisse First Boston Mortgage 06-1	0.44	(a)	05/25/36	975,875	506,188
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	76,280
DLJ Mortgage Acceptance Corp. 91-3	4.17	(a)	02/20/21	46,173	46,124
FHLMC 2419	5.50		03/15/17	6,853	7,331

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|33

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

FHLMC 2586	3.50%		12/15/32	$192,555	$193,585
FHLMC 2649	4.50		07/15/18	670,426	681,826
FHLMC 3061	5.50		07/15/16	472,440	507,751
FHLMC 3071	5.75		11/15/34	65,092	66,359
FHLMC 780754	4.66	(a)	08/01/33	43,913	44,782
FHLMC M80833	4.00		08/01/10	249,672	254,294
FHLMC M80848	3.00		07/01/10	176,571	178,682
FHLMC M90951	4.50		10/01/09	70,115	70,519
FHLMC R009	5.75		12/15/18	429,875	444,897
FHLMC R010	5.50		12/15/19	942,156	969,587
FHLMC R013	6.00		12/15/21	368,932	382,219
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	23,945	14,760
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	32,779	22,531
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	720	563
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	5.12	(a)	09/25/34	50,940	34,248
First Horizon Mortgage Pass-Through Trust 05-AR2	3.18	(a)	05/25/35	273,290	210,497
Flagstar Home Equity Loan Trust 07-1A(b)	5.77		01/25/35	250,000	184,816
FNMA 03-05	4.25		08/25/22	150,722	155,097
FNMA 03-38	5.00		03/25/23	172,644	180,390
FNMA 03-81	4.75		09/25/18	282,635	289,711
FNMA 03-86	4.50		09/25/18	349,347	350,272
FNMA 04-34	5.50		05/25/19	495,205	501,064
FNMA 05-14	0.61	(a)	03/25/35	30,853	30,352
FNMA 06-10	5.75		09/25/20	63,425	65,908
FNMA 813842	4.21	(a)	01/01/35	48,508	49,253
GMAC Mortgage Corp. Loan Trust 05-AR3	4.86	(a)	06/19/35	222,482	180,830
GMAC Mortgage Corp. Loan Trust 05-HE2	4.62		11/25/35	26,293	24,898
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	199,040	123,342
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	337,873
GNMA 02-15	5.50		11/20/31	85,856	87,580
GNMA 02-88	5.00		05/16/31	60,050	61,879
GNMA 03-11	4.00		10/17/29	335,444	330,724
GNMA 03-12	4.50		02/20/32	93,697	96,023
GNMA 03-26	0.77	(a)	04/16/33	48,009	47,299
GNMA 03-92	4.50		12/16/26	32,857	33,527
GNMA 04-17	4.50		12/20/33	99,037	101,969
GNMA 06-36	6.00		02/20/21	12,131	12,131
GNMA 583189	4.50		02/20/17	40,975	42,466
Green Tree Financial Corp. 98-5	6.22		03/01/30	253,135	203,080
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	63,393	63,375
GS Mortgage Loan Trust 03-10	4.94	(a)	10/25/33	471,574	404,744
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	234,389	214,832
GS Mortgage Loan Trust 05-AR3	5.03	(a)	05/25/35	192,870	109,247
GS Mortgage Loan Trust 05-AR6	4.56	(a)	09/25/35	150,730	123,556
Home Equity Mortgage Loan Asset-Backed Trust 06-A	5.77		05/25/36	253,627	226,581
Home Equity Mortgage Trust 06-1	5.28	(a)	05/25/36	1,430,000	224,601
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	459,400	405,227
Indymac Indx Mortgage Loan Trust 04-AR6	4.93	(a)	10/25/34	24,520	18,233
Indymac Indx Mortgage Loan Trust 05-AR15	5.10	(a)	09/25/35	78,564	48,572
Indymac Indx Mortgage Loan Trust 05-L1	0.51	(a)	06/25/10	511,523	401,583
JP Morgan Mortgage Trust 04-A3	4.96	(a)	07/25/34	478,978	431,784
JP Morgan Mortgage Trust 05-A2	5.20	(a)	04/25/35	1,165,608	830,654
JP Morgan Residential Mortgage Acceptance Corp.06-R1(b)	4.95	(a)	09/28/44	1,404,041	790,580
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	193,388	124,449
Master Adjustable Rate Mortgages Trust 04-13	4.37	(a)	04/21/34	93,265	81,588
Master Adjustable Rate Mortgages Trust 05-1	5.22	(a)	01/25/35	100,716	80,946
Master Alternative Loans Trust 03-5	6.00		08/25/33	123,551	104,381
Master Asset Securitization Trust 03-6	5.00		07/25/18	82,205	81,768
Master Asset Securitization Trust 06-1	6.00		10/25/22	582,695	448,610

The accompanying notes are an integral part of these financial statements.

34 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

Merrill Lynch Mortgage Investors Trust 03-A2	3.05	(a)%	02/25/33	$76,464	$58,377
Merrill Lynch Mortgage Investors Trust 06-SL1	0.49	(a)	09/25/36	920,182	192,079
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	446,422	421,979
Morgan Stanley Mortgage Loan Trust 04-4	4.75		08/25/34	7,831	7,735
Morgan Stanley Mortgage Loan Trust 05-5AR	5.52	(a)	09/25/35	75,789	46,603
Morgan Stanley Mortgage Loan Trust 06-1AR	5.49	(a)	02/25/36	220,405	123,791
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		02/25/37	611,578	504,506
MSDWCC HELOC Trust 03-2	0.57	(a)	04/25/16	886,522	496,480
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	567	566
Nomura Asset Acceptance Corporation 06-AF2	0.41	(a)	08/25/36	402,304	284,471
Novastar Home Equity Loan 06-3	0.42	(a)	10/25/36	342,621	289,409
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	458,544	256,887
Oakwood Mortgage Investors, Inc. 02-A	0.57	(a)	09/15/14	269,159	98,281
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	260,000	202,960
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	140,961	124,877
Prime Mortgage Trust 05-2	5.00		07/25/20	398,597	372,564
Residential Accredit Loans, Inc. 02-QS9	0.91	(a)	07/25/32	10,421	7,399
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	95,009	76,735
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	679,204	383,644
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	409,269	268,129
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	136,274	89,197
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	409,681	277,160
Residential Funding Mortgage Securities 00-HI5	7.48	(a)	12/25/25	1,277,277	1,124,677
Residential Funding Mortgage Securities I 03-S11	3.50		06/25/18	74,483	74,138
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	240,959	236,103
Residential Funding Mortgage Securities I 03-S17	5.50		09/25/33	407,640	383,025
Residential Funding Mortgage Securities I 05-SA2	4.34	(a)	06/25/35	65,458	42,560
Residential Funding Mortgage Securities I 06-SA1	5.56	(a)	02/25/36	74,789	46,030
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	64,137	64,513
SACO I Trust 05-6	0.57	(a)	09/25/35	952,464	339,304
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	58	58
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	3.98	(a)	03/25/34	34,871	27,573
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.47	(a)	04/25/34	2,661,023	2,069,416
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.66	(a)	07/25/34	700,000	631,713
Structured Adjustable Rate Mortgage Loan Trust 04-11	4.07	(a)	08/25/34	68,486	45,783
Structured Adjustable Rate Mortgage Loan Trust 04-18	4.11	(a)	12/25/34	133,244	60,277
Structured Adjustable Rate Mortgage Loan Trust 05-11	5.32	(a)	05/25/35	602,512	331,554
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	69,295	40,905
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	338,182	232,853
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.88	(a)	05/25/36	213,890	125,117
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.87	(a)	05/25/36	213,487	110,047
Structured Asset Mortgage Investments 04-AR5	4.22	(a)	10/19/34	43,082	32,407
Structured Asset Securities Corp. 98-RF1(b)	8.55	(a)	04/15/27	66,828	57,611
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,198	63,266
Structured Asset Securities Corp. 03-21	5.50		07/25/33	169,522	168,811
Structured Asset Securities Corp. 03-37A	3.79	(a)	12/25/33	352,854	300,226
Structured Asset Securities Corp. 04-3	5.54	(a)	03/25/24	458,193	397,875
Vanderbilt Mortgage & Finance 03-A	0.97	(a)	05/07/26	528,275	439,929
Wachovia Mortgage Loan Trust 06-A	5.24	(a)	05/20/36	464,502	330,039
Washington Mutual Mortgage Securities Corp. 04-AR3	3.14	(a)	06/25/34	146,312	128,226
Washington Mutual Mortgage Securities Corp. 04-AR14	4.21	(a)	01/25/35	243,364	214,191
Washington Mutual Mortgage Securities Corp. 05-AR7	4.91	(a)	08/25/35	397,643	341,603
Washington Mutual Mortgage Securities Corp. 05-AR12	4.82	(a)	10/25/35	52,157	40,603
Washington Mutual Mortgage Securities Corp. 05-AR15	0.56	(a)	11/25/45	384,277	301,510
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	274,715	273,256
Wells Fargo Mortgage Backed Securities Trust 03-6	5.00		06/25/18	61,259	60,933
Wells Fargo Mortgage Backed Securities Trust 03-17	5.00		01/25/34	309,833	293,037
Wells Fargo Mortgage Backed Securities Trust 04-B	4.90	(a)	02/25/34	111,498	99,625
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|35

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2009 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

Wells Fargo Mortgage Backed Securities Trust 04-BB	4.55	(a)%	01/25/35	$63,032	$55,876
Wells Fargo Mortgage Backed Securities Trust 04-E	4.86	(a)	05/25/34	182,116	162,962
Wells Fargo Mortgage Backed Securities Trust 04-EE	4.47	(a)	12/25/34	75,089	69,375
Wells Fargo Mortgage Backed Securities Trust 04-F	4.72	(a)	06/25/34	1,137,540	1,032,798
Wells Fargo Mortgage Backed Securities Trust 04-I	4.97	(a)	07/25/34	10,914	9,120
Wells Fargo Mortgage Backed Securities Trust 04-K	4.47	(a)	07/25/34	384,284	345,892
Wells Fargo Mortgage Backed Securities Trust 04-K	4.72	(a)	07/25/34	186,775	164,721
Wells Fargo Mortgage Backed Securities Trust 04-K	4.72	(a)	07/25/34	867,710	783,820
Wells Fargo Mortgage Backed Securities Trust 04-R	4.27	(a)	09/25/34	155,124	127,583
Wells Fargo Mortgage Backed Securities Trust 05-AR13	5.31	(a)	05/25/35	250,000	176,840
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.39	(a)	08/25/35	98,298	74,521
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.11	(a)	09/25/35	633,801	482,838
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.26	(a)	10/25/35	158,016	132,997
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.77	(a)	04/25/36	118,502	87,537
Wells Fargo Mortgage Backed Securities Trust 06-16	5.00		11/25/36	83,629	76,984
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.63	(a)	12/25/36	72,837	49,130
Total Mortgage Backed Securities (Cost $53,627,478)					42,087,543

MUNICIPAL BONDS
(7.7% of portfolio)

Burlington Kansas Environmental Improvement	5.13	(a)	09/01/35	1,175,000	1,219,709
California, State of	5.65		04/01/39	125,000	123,051
Chicago Illinois Public Building Commission	7.13		01/01/10	250,000	255,945
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	380,000	383,963
Florida State Municipal Power Agency	4.87		10/01/11	1,975,000	2,029,313
Genessee County Michigan	3.50		10/01/10	2,175,000	2,192,509
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	450,000	446,198
Luzerne County Pennsylvania	5.20		11/15/13	110,000	111,257
Luzerne County Pennsylvania	5.20		11/15/13	565,000	574,373
Medical University South Carolina Hospital Authority	4.47		08/15/11	370,000	365,168
New Orleans Louisiana Aviation Board	4.50		01/01/12	935,000	946,398
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	399,548
Orange County California Pension Obligation	0.00	(c)	09/01/12	1,650,000	1,401,708
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/15	4,075,000	2,712,483
Santa Cruz County California Redevelopment Agency	7.88		09/01/30	220,000	239,028
Vermont Housing Finance Agency	8.00	(a)	05/01/37	1,225,000	1,225,000
Wayne County Michigan	4.00		12/01/09	1,175,000	1,181,368
Wayne County Michigan	4.50		06/01/10	1,175,000	1,189,182
Total Municipal Bonds (Cost $16,780,034)					16,996,201

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(3.7% of portfolio)

Bartram Trail CDC Inc.(b)	5.50	(a)	07/01/32	799,000	822,283
Federal Home Loan Bank	4.30		06/10/13	100,000	100,044
Federal Home Loan Mortgage Corp.	4.35		07/02/13	100,000	100,011
Government Trust Certificate (Sri Lanka Trust)	1.30	(a)	06/15/12	150,000	150,000
Overseas Private Investment Corp.	5.30	(e)	09/15/10	250,000	293,197
Overseas Private Investment Corp.	4.10		11/15/14	505,120	510,717
Overseas Private Investment Corp.	4.91	(e)	09/15/10	2,500,000	2,822,575
Tennessee Valley Authority	4.50		10/15/13	100,000	98,629
Tennessee Valley Authority	8.25	(d)	04/15/42	775,000	718,436
U.S. Department of Housing & Urban Development	6.07		08/01/21	115,000	121,976
U.S. Department of Housing & Urban Development	7.50		08/01/11	180,000	181,044
U.S. Department of Housing & Urban Development	6.12		08/01/22	675,000	715,848
U.S. Department of Housing & Urban Development	3.44		08/01/11	1,375,000	1,433,440
Total U.S. Government and Agency Obligations (Cost $7,791,068)					8,068,200

The accompanying notes are an integral part of these financial statements.

36 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2009 (Unaudited)

MONEY MARKET ACCOUNTS	Interest Rate		Shares	Value
(4.9% of portfolio)

SSgA Prime Money Market Fund	0.34	(f)%	10,722,000	$10,722,000
SSgA Money Market Fund	0.25	(f)	1,732	1,732
Total Money Market Accounts (Cost $10,723,732)				10,723,732
TOTAL INVESTMENTS IN SECURITIES (Cost $229,804,526)—100%				$219,729,749

(a)	Variable coupon rate as of June 30, 2009.
(b)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $20,915,223 and represents 9.52% of total investments.

(c)	Zero coupon security, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted updwards before maturity date.
(e)	Interest is paid at maturity.
(f)	7-day yield at June 30, 2009.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|37

PORTFOLIO OF INVESTMENTS: Stock Index Fund
June 30, 2009 (Unaudited)

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$39,240,991	$42,079,769

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by Barclays Global Advisors. As of June 30, 2009, the Stock Index Fund’s ownership interest in the S&P 500 Index Master Portfolio was 2.48%.

The accompanying notes are an integral part of these financial statements.

38 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Value Fund
June 30, 2009 (Unaudited)

COMMON STOCKS	Shares	Value
(97.0% of portfolio)

CONSUMER DISCRETIONARY—2.3%
Auto Components
Cooper Tire & Rubber Co.	440,000	$4,364,800
Multiline Retail
Dillard’s, Inc. (Class A)	367,700	3,382,840
Restaurants
Tim Hortons Inc.	56,852	1,395,148
Total Consumer Discretionary		9,142,788

CONSUMER STAPLES—4.8%
Food Products
Dean Foods Co.(a)	634,800	12,181,812
J.M. Smucker Co. (The)	148,853	7,243,187
Total Consumer Staples		19,424,999

ENERGY—10.6%
Energy Equipment & Services
Baker Hughes Inc.	187,000	6,814,280
Oil & Gas
Chevron Corp.	200,000	13,250,000
ConocoPhillips	244,000	10,262,640
Marathon Oil Corp.	428,000	12,895,640
Total Energy		43,222,560

FINANCIALS—9.9%
Commercial Banks
Bank of America Corp.	230,200	3,038,640
Commerce Bancshares, Inc.	25,895	824,238
Wells Fargo & Company	100,000	2,426,000
Diversified Financial Services
JPMorgan Chase & Co.	442,600	15,097,086
Insurance
Allstate Corp. (The)	285,000	6,954,000
Chubb Corp. (The)	122,000	4,865,360
Principal Financial Group, Inc.(a)	142,800	2,690,352
Unum Group	286,300	4,540,718
Total Financials		40,436,394

HEALTH CARE—24.9%
Health Care Equipment & Supplies
Covidien PLC	207,600	7,772,544
Hospira, Inc.(a)	421,500	16,236,180
Pharmaceuticals
Abbott Laboratories	399,000	18,768,960
Bristol-Myers Squibb Co.	829,700	16,851,207
Pfizer Inc.	1,107,000	16,605,000
GlaxoSmithKline plc ADR	354,000	12,510,360
Schering-Plough Corp.	500,000	12,560,000
Total Health Care		101,304,251

INDUSTRIALS—15.2%
Airlines
Southwest Airlines Co.	795,600	5,354,388
Commercial Services & Supplies
Avery Dennison Corp.	393,500	10,105,080
R.R. Donnelley & Sons Co.	121,700	1,414,154
Industrial Conglomerates
Honeywell International Inc.	231,100	7,256,540
Parker-Hannifin Corp.	316,462	13,595,207
Tyco International Ltd.	164,850	4,282,803
Machinery
Flowserve Corp.	95,300	6,652,893
Distributers
Applied Industrial Technologies, Inc.	130,500	2,570,850
Genuine Parts Co.	315,400	10,584,824
Total Industrials		61,816,739

INFORMATION TECHNOLOGY—18.7%
Communications Equipment
Cisco Systems, Inc.(a)	788,500	14,697,640
Computers & Peripherals
Dell Inc.(a)	1,282,000	17,601,860
Hewlett-Packard Co.	354,000	13,682,100
Electronic Equipment, Instruments & Components
Motorola, Inc.	99,000	656,370
Tyco Electronics Ltd.	164,850	3,064,561
IT Services
SAIC, Inc.(a)	553,000	10,258,150
Semiconductors & Semiconductor Equipment
Intel Corporation	978,000	16,185,900
Total Information Technology		76,146,581

MATERIALS—6.9%
Chemicals
Dow Chemical Co. (The)	651,900	10,521,666
Containers & Packaging
Bemis Co., Inc.	433,600	10,926,720
Pactiv Corp.(a)	301,200	6,536,040
Total Materials		27,984,426

UTILITIES—3.7%
Gas Utilities
El Paso Corp.	701,664	6,476,359
Multi-Utilities
Questar Corp.	271,000	8,417,260
Total Utilities		14,893,619
Total Common Stocks (Cost $394,996,312)		394,372,357

MONEY MARKET ACCOUNTS
(3.0% of portfolio)

SSgA Prime Money Market Fund, 0.34%(b)	12,216,000	12,216,000
SSgA Money Market Fund, 0.25%(b)	601	601
Total Money Market Accounts (Cost $12,216,601)		12,216,601
TOTAL INVESTMENTS IN SECURITIES (Cost $407,212,913)—100%		$406,588,958

(a)	Non-income producing.
(b)	7-day yield at June 30, 2009.
ADR–	American Depository Receipt

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|39

PORTFOLIO OF INVESTMENTS: Growth Fund
June 30, 2009 (Unaudited)

COMMON STOCKS	Shares	Value
(98.7% of portfolio)

CONSUMER DISCRETIONARY—13.0%
Apparel, Accessories, Luxury Goods
Nike Inc.	900	$46,602
Auto Components
O’Reilly Automotive, Inc.(a)	1,800	68,544
Hotels, Restaurants & Liesure
Marriott International Inc. (Class A)	9,033	199,363
MGM MIRAGE(a)	6,900	44,091
Yum Brands Inc.	3,100	116,690
Internet & Catalog Retail
Amazon.com Inc.(a)	4,850	405,751
Expedia Inc.(a)	7,250	109,548
Multiline Retail
Kohls Corp.(a)	2,600	111,150
Specialty Retail
Bed Bath & Beyond(a)	4,600	141,450
Lowe’s Companies, Inc.	3,900	79,581
Total Consumer Discretionary		1,322,770

CONSUMER STAPLES—4.4%
Food & Staples Products
CVS Caremark Corp.	3,800	121,106
Walmart Stores Inc.	5,400	266,420
Household & Personal Products
Procter & Gamble Company	1,100	56,210
Total Consumer Staples		443,736

ENERGY—6.4%
Energy Equipment & Services
Schlumberger Ltd.	4,600	248,906
Oil, Gas & Consumable Fuels
EOG Resources Inc.	2,200	149,424
Petroleo Brasileiro S.A. ADR	3,900	130,104
Suncor Energy Inc.	3,900	118,326
Total Energy		646,760

FINANCIALS—12.1%
Capital Markets
Franklin Resources Inc.	1,600	115,216
Goldman Sachs Group Inc.	1,380	203,467
Morgan Stanley	1,600	45,616
Charles Schwab Corp.	5,100	89,454
State Street Corp.	4,500	212,400
Commercial Banks
JPMorgan Chase & Co.	3,400	115,974
Wells Fargo Company	4,200	101,892
Consumer Finance
American Express Co.	4,300	99,932
MasterCard Inc.	900	150,579
Western Union Company (The)	5,300	86,920
Total Financials		1,221,450

HEALTH CARE—15.6%
Biotechnology
Amgen Inc.(a)	1,250	66,175
Celgene Corp.(a)	3,550	169,832
Gilead Sciences Inc.(a)	6,650	311,486
Health Care Equipment & Supplies
Baxter International Inc.	2,200	116,512
Intuitive Surgical, Inc.(a)	400	65,464
Stryker Corp.	2,400	95,376
Health Care Providers & Services
McKesson Corp.	4,000	176,000
Medco Health Solutions Inc.(a)	6,500	296,465
WellPoint, Inc.(a)	2,300	117,047
Pharmaceuticals
Allergan Inc.	3,600	171,288
Total Health Care		1,585,645

INDUSTRIALS—6.3%
Aerospace & Defense
Lockheed Martin Corp.	1,250	100,813
Air Freight & Logistics
Expeditors International of Washington Inc.	3,800	126,692
Constructions & Engineering
Fluor Corp.	1,200	61,548
Machinery
Danaher Corp.	5,650	348,831
Total Industrials		637,884

INFORMATION TECHNOLOGY—31.5%
Communications Equipment
Corning Inc.	3,400	54,604
Internet Software & Services
Juniper Networks, Inc.(a)	16,000	377,600
Qualcomm Inc.	7,500	339,000
Research In Motion, Ltd.(a)	1,700	120,785
Computers & Peripherals
Apple Inc.(a)	3,310	471,443
Electronic Equipment, Instruments & Components
First Solar Inc.(a)	340	71,333
Sunpower Corp. (Class B)(a)	2,200	52,690
Internet Software & Services
Google Inc. (Class A)(a)	810	341,488
IT Services
Accenture Ltd. (Class A)	4,800	160,608
Semiconductors & Semiconductor Equipment
Broadcom Corp. (Class A)(a)	6,200	153,697
Xilinx Inc.	7,700	157,542
Marvell Technology Group Ltd.(a)	16,900	196,716
ASML Holding NV NY ADR	7,000	151,550
Intel Corporation	8,400	139,020

The accompanying notes are an integral part of these financial statements.

40 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Growth Fund (continued)
June 30, 2009 (Unaudited)

	Shares	Value
(Common Stocks continued)

Software
Microsoft Corp.	12,400	$294,748
Salesforce Com Inc.(a)	2,900	110,693
Total Information Technology		3,193,517

MATERIALS—2.6%
Chemicals
Monsanto Co.	900	66,906
Praxair Inc.	2,750	195,443
Total Materials		262,349

TELECOMMUNICATION SERVICES—5.3%
Wireless Telecommunication Services
American Tower Corp. (Class A)(a)	9,700	305,841
Crown Castle International Corp.(a)	7,300	175,346
MetroPCS Communications Inc.(a)	4,400	58,564
Total Telecommunication Services		539,751

UTILITIES—1.5%
Independent Power Producers & Energy Traders
NRG Energy Inc.(a)	5,800	150,568
Total Utilities		150,568
Total Common Stocks (Cost $8,217,318)		10,004,430

MONEY MARKET ACCOUNTS
(1.3% of portfolio)
SSgA Prime Money Market Fund, 0.34%(b)	127,000	127,000
SSgA Money Market Fund, 0.25%(b)	807	807
Total Money Market Accounts (Cost $127,807)		127,807
TOTAL INVESTMENTS IN SECURITIES (Cost $8,345,125)—100%		$10,132,237

(a)	Non-income producing.
(b)	7-day yield at June 30, 2009.
ADR–	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|41

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
June 30, 2009 (Unaudited)

COMMON STOCKS	Shares	Value
(96.9% of portfolio)

CONSUMER DISCRETIONARY—19.5%
Auto Components
Cooper Tire & Rubber Co.	150,100	$1,488,992
Restaurants
Brinker International, Inc.	185,000	3,150,550
Cracker Barrel Old Country Store, Inc.	53,100	1,481,490
O’Charley’s Inc.	20,660	191,105
Specialty Retail
Nordstrom, Inc.	120,000	2,386,800
Sally Beauty Holdings, Inc.(a)	114,000	725,040
Total Consumer Discretionary		9,423,977

CONSUMER STAPLES—11.4%
Food Distribution
United Natural Foods, Inc.(a)	60,100	1,577,625
Food Products
J.M. Smucker Co. (The)	40,868	1,988,637
Personal Products
Alberto-Culver Co. (Class A)	76,000	1,932,680
Total Consumer Staples		5,498,942

ENERGY—7.0%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	1,080,450
Oil & Gas
Cimarex Energy Co.	59,400	1,683,396
St. Mary Land & Exploration Co.	29,000	605,230
Total Energy		3,369,076

FINANCIALS—14.9%
Commercial Banks
Cardinal Financial Corp.	184,000	1,440,720
First National Bancshares, Inc.(a)	59,597	68,239
Middleburg Financial Corp.	75,400	1,037,504
National Bankshares, Inc. (Virginia)	86,000	2,064,000
Southcoast Financial Corp.(a)	51,370	311,302
Valley National Bancorp	105,934	1,239,428
Diversified Financial Services
Asset Acceptance Capital Corp.(a)	131,600	1,012,004
Total Financials		7,173,197

HEALTH CARE—2.9%
Health Care Equipment & Supplies
STERIS Corp.	53,000	1,382,240
Total Health Care		1,382,240

INDUSTRIALS—25.6%
Aerospace & Defense
Triumph Group, Inc.	41,900	1,676,000
Distributers
Applied Industrial Technologies, Inc.	93,450	1,840,965
Electrical Equipment
Rofin-Sinar Technologies Inc.(a)	49,700	994,497
Industrial Conglomerates
Carlisle Companies, Inc.	70,900	1,704,436
CLARCOR Inc.	51,200	1,494,528
Standex International Corp.	19,500	226,200
Machinery
Flowserve Corp.	14,500	1,012,245
Manitowoc Co., Inc. (The)	255,200	1,342,352
Regal Beloit Corp.	43,500	1,727,820
Road & Rail
Knight Transportation, Inc.	10,000	165,500
Werner Enterprises, Inc.	10,000	181,200
Total Industrials		12,365,743

INFORMATION TECHNOLOGY—7.4%
Communications Equipment
Belden, Inc.	86,750	1,448,725
Computers & Peripherals
Western Digital Corp.(a)	80,000	2,120,000
Total Information Technology		3,568,725

MATERIALS—6.5%
Chemicals
Westlake Chemical Corp.	100,700	2,053,273
Containers & Packaging
Pactiv Corp.(a)	50,000	1,085,000
Total Materials		3,138,273

UTILITIES—1.7%
Multi-Utilities
Questar Corp.	26,600	826,196
Total Utilities		826,196
Total Common Stocks (Cost $45,274,953)		46,746,369

MONEY MARKET ACCOUNTS
(3.1% of portfolio)
SSgA Prime Money Market Fund, 0.34%(b)	1,502,000	1,502,000
SSgA Money Market Fund, 0.25%(b)	594	594
Total Money Market Accounts (Cost $1,502,594)		1,502,594
TOTAL INVESTMENTS IN SECURITIES (Cost $46,777,547)—100%		$48,248,963

(a)	Non-income producing.
(b)	7-day yield at June 30, 2009.

The accompanying notes are an integral part of these financial statements.

42 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: International Value Fund
June 30, 2009 (Unaudited)

COMMON STOCKS	Shares	Value
(97.7% of portfolio)

BRAZIL—1.1%
Vale SA—SP—ADR	58,100	$1,024,303
Total Brazil		1,024,303

BRITAIN—18.1%
AstraZeneca PLC	35,700	1,572,134
British Sky Broadcasting Group PLC	217,600	1,632,379
BP PLC	244,500	1,934,766
GlaxoSmithKline PLC	89,100	1,569,012
Kingfisher PLC	639,400	1,874,446
Pearson PLC	215,000	2,159,584
Unilever PLC	100,100	2,348,929
Vodafone Group PLC	1,363,674	2,635,945
WPP Group PLC	260,300	1,731,279
Total Britain		17,458,474

CANADA—2.1%
Bank of Montreal	47,600	2,006,063
Total Canada		2,006,063

CHINA—2.4%
Bank of China Ltd.	4,995,800	2,367,174
Total China		2,367,174

FRANCE—10.1%
AXA SA	100,800	1,905,657
Cap Gemini	49,700	1,835,728
Compagnie de Saint-Gobain	52,328	1,749,659
Schneider Electric SA	25,400	1,942,583
Vivendi SA	95,500	2,287,635
Total France		9,721,262

GERMANY—2.8%
Adidas AG	20,200	769,696
Siemens AG REG	28,100	1,945,374
Total Germany		2,715,070

HONG KONG—4.3%
Hutchinson Whampoa Ltd.	239,000	1,553,673
New World Development Company Ltd.	1,450,000	2,602,421
Total Hong Kong		4,156,094

ITALY—6.1%
Enel SpA	151,000	735,621
Eni SpA	107,800	2,557,323
Finmeccanica SpA	139,340	1,966,223
Saipem SpA	28,300	690,817
Total Italy		5,949,984

JAPAN—17.4%
Bridgestone Corp.	76,600	1,196,557
Daiichi Sankyo Co., Ltd.	62,200	1,112,992
Daito Trust Construction Co., Ltd.	51,100	2,398,622
Mitsubishi UFJ Financial Group, Inc.	239,400	1,471,638
Mitsui Sumitomo Insurance Holdings, Inc.	63,055	1,644,281
Shin Etsu Chemical Co., Ltd.	34,300	1,584,153
Sumitomo Corp.	226,300	2,288,425
Sumitomo Trust & Banking Co.	417,200	2,245,838
Takeda Pharmaceutical Co., Ltd	37,800	1,468,780
Toyota Motor Corp.	38,300	1,447,905
Total Japan		16,859,191

NETHERLANDS—1.4%
AkzoNobel NV	10,000	440,051
ING Groep NV	94,600	952,158
Total Netherlands		1,392,209

NORWAY—4.0%
Norsk Hydro ASA	300,300	1,549,391
StatoilHydro ASA	115,795	2,287,406
Total Norway		3,836,797

REPUBLIC OF SOUTH KOREA—1.0%
KB Financial Group Inc.	28,500	949,164
Total Republic of South Korea		949,164

SINGAPORE—5.0%
Keppel Corp.	262,300	1,245,310
Singapore Airlines	176,600	1,617,936
Singapore Telecommunications, Ltd.	962,800	1,986,770
Total Singapore		4,850,016

SPAIN—7.4%
BBV Argentaria SA	123,691	1,558,684
Iberdrola SA	219,100	1,781,872
Telefónica SA	167,400	3,795,793
Total Spain		7,136,349

SWEDEN—1.2%
Ericsson LM (Class B)	120,300	1,176,685
Total Sweden		1,176,685

SWITZERLAND—10.3%
Adecco SA REG	51,000	2,129,788
Givaudan SA REG	3,332	2,041,112
Holcim Ltd.	17,420	992,295
Nestlé SA REG	59,100	2,230,502
Novartis AG REG	64,600	2,624,599
Total Switzerland		10,018,296

TAIWAN—1.2%
Taiwan Semiconductor SP ADR	122,091	1,148,876
Total Taiwan		1,148,876

THAILAND—1.8%
PTT Public Company Ltd.	252,300	1,732,850
Total Thailand		1,732,850
Total Common Stocks (Cost $119,690,336)		94,498,857

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|43

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)
June 30, 2009 (Unaudited)

MONEY MARKET ACCOUNTS	Shares	Value
(2.3% of portfolio)

SSgA Prime Money Market Fund, 0.34%(a)	787	$787
SSgA Money Market Fund, 0.29%(a)	2,180,000	2,180,000
Total Money Market Accounts (Cost $2,180,787)		2,180,787
TOTAL INVESTMENTS IN SECURITIES (Cost $121,871,123)—100%		$96,679,644

(a)	7-day yield at June 30, 2009.
ADR–	American Depository Receipt
REG–	Registered shares

The accompanying notes are an integral part of these financial statements.
44 | Portfolio of Investments

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Portfolio of Investments|45

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

ASSETS	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Investments in securities, at value (cost: $201,123,998; $59,476,269; $229,804,526; $39,240,991; $407,212,913; $8,345,125; $46,777,547; $121,871,123)	$201,123,998	$60,687,103	$219,729,749
Cash	—	—	490
Receivables
Investment securities sold	—	—	—
Dividends and interest	556,899	603,071	1,455,057
Capital shares sold	103,792	77,061	5,158
Due from RE Advisers	—	—	—
Prepaid expenses	38,333	13,346	24,039
Total assets	201,823,022	61,380,581	221,214,493

LIABILITIES
Payables
Investment securities purchased	4,953,210	—	1,551,045
Accrued expenses	82,472	59,770	142,057
Due to Board Members	4,186	1,201	4,875
Due to RE Advisers	101,258	48,337	221,595
Capital shares redeemed	153,763	19,260	165,542
Dividends	1,123	4,916	30,634
Total liabilities	5,296,012	133,484	2,115,748
NET ASSETS	$196,527,010	$61,247,097	$219,098,745

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments	$—	$1,210,834	$(10,074,777)
Undistributed net income (loss)	(1,718)	(600)	(13,090)
Undistributed net realized gain (loss) from investments and futures transactions	(69)	151,328	18,127
Paid-in-capital applicable to outstanding shares of 196,528,729 of Daily Income Fund, 11,641,794 Short-Term Government Securities Fund, 43,992,296 of Short-Term Bond Fund, 6,150,434 of Stock Index Fund, 18,186,862 of Value Fund, 2,539,532 of Growth Fund, 3,637,301 of Small-Company Stock Fund, and 15,937,550 of International Value Fund	196,528,797	59,885,535	229,168,485
NET ASSETS	$196,527,010	$61,247,097	$219,098,745
NET ASSET VALUE PER SHARE	$1.00	$5.26	$4.98

The accompanying notes are an integral part of these financial statements.

46 | Statements of Assets and Liabilities

Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$42,079,769	$406,588,958	$10,132,237	$48,248,963	$96,679,644
—	—	—	—	215,223
—	—	75,634	—	—
—	577,300	5,488	36,140	556,440
27,634	41,951	45,344	60,859	20,511
—	—	5,038	—	—
10,316	49,256	7,618	13,257	16,865
42,117,719	407,257,465	10,271,359	48,359,219	97,488,683

3,910	—	129,049	—	53,190
32,609	304,778	30,183	100,877	74,362
1,032	11,109	181	1,175	2,340
15,458	438,027	—	81,753	120,290
—	210,138	124	35,051	52,217
—	237,828	—	—	—
53,009	1,201,880	159,537	218,856	302,399
$42,064,710	$406,055,585	$10,111,822	$48,140,363	$97,186,284

$2,838,778	$(623,955)	$1,787,112	$1,471,416	$(25,191,479)
383,301	2,272	(4,864)	128,992	1,666,051
(10,579,792)	(42,821,979)	(3,211,892)	(2,681,136)	(19,621,690)
49,422,423	449,499,247	11,541,466	49,221,091	140,333,402
$42,064,710	$406,055,585	$10,111,822	$48,140,363	$97,186,284
$6.84	$22.33	$3.98	$13.24	$6.10

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities |47

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2009

INVESTMENT INCOME	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Interest	$998,694	$1,017,304	$8,125,601
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—
Total investment income	998,694	1,017,304	8,125,601

EXPENSES
Management fees	480,010	131,246	617,772
Shareholder servicing fees	55,582	28,443	54,908
Custodian and accounting fees	31,652	31,467	80,392
Legal and audit fees	26,266	9,958	30,389
Printing	10,950	4,838	13,447
Registration fees	2,822	10,725	12,859
Directors and Board meeting expenses	14,474	4,466	15,715
Insurance	7,655	2,310	10,000
Communication	6,903	2,587	7,606
Other expenses	20,452	1,883	7,624
Temporary Treasury Guarantee Program participation fee	40,458	—	—
Administration fees	—	—	—
Total expenses	697,224	227,923	850,712
Less fees waived and expenses reimbursed by RE Advisers	(186,456)	(9,321)	(27,495)
Net expenses	510,768	218,602	823,217
NET INVESTMENT INCOME (LOSS)	487,926	798,702	7,302,384

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments (loss)	—	151,328	152,411
Net change in unrealized appreciation (depreciation)	—	(187,239)	11,256,120
NET GAIN (LOSS) ON INVESTMENTS	—	(35,911)	11,408,531
NET INCREASE IN NET ASSETS FROM OPERATIONS	$487,926	$762,791	$18,710,915

(a)	Represents realized and unrealized gain on investments allocated from the master portfolio.

The accompanying notes are an integral part of these financial statements.

48 | Statements of Operations

Stock Index Fund		Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund
$—		$376,178	$449	$7,282	$18,584
—		4,999,931	31,880	448,127	2,032,934
526,205		—	—	—	—
(9,459)		—	—	—	—
516,746		5,376,109	32,329	455,409	2,051,518

—		1,092,012	24,970	189,733	319,863
43,323		222,945	26,373	65,897	37,756
5,201		77,292	15,802	17,207	42,911
8,396		67,150	1,270	8,432	13,695
10,163		59,305	4,015	15,376	8,672
10,973		21,580	9,416	12,030	10,949
3,331		37,185	620	4,362	6,280
2,815		34,317	422	3,667	5,387
4,359		28,828	1,659	6,547	4,375
2,152		24,727	451	2,933	3,813
—		—	—	—	—
47,226		—	—	—	—
137,939		1,665,341	84,998	326,184	453,701
(5,050)		—	(47,895)	—	(32,279)
132,889		1,665,341	37,103	326,184	421,422
383,857		3,710,768	(4,774)	129,225	1,630,096

(1,018,013	)(a)	(22,999,781)	370,320	(1,321,132)	(13,895,470)
1,798,216	(a)	24,214,181	1,056,811	6,492,199	15,369,453
780,203		1,214,400	1,427,131	5,171,067	1,473,983
$1,164,060		$4,925,168	$1,422,357	$5,300,292	$3,104,079

The accompanying notes are an integral part of these financial statements.
Statements of Operations |49

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31 2008
Operations
Net investment income (loss)	$487,926	$3,591,746
Net realized gain (loss) on investments	—	(179,758)
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	487,926	3,411,988
Distributions to Shareholders
Net investment income	(487,926)	(3,593,464)
Net realized gain on investments	—	—
Total distributions to shareholders	(487,926)	(3,593,464)
Capital Share Transactions
Net capital share transactions (See Note 6)	14,516,019	32,691,790
Redemption fees received (See Note 5)	—	—
Total increase (decrease) in net assets from capital transactions	14,516,019	32,691,790
Capital Contributions (See Note 5)	—	197,781
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,516,019	32,708,095
NET ASSETS
Beginning of period	182,010,991	149,302,896
End of period	196,527,010	182,010,991

	Value Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31 2008
Operations
Net investment income (loss)	$3,710,768	$11,462,509
Net realized gain (loss) on investments	(22,999,781)	(19,485,205)
Net change in unrealized appreciation (depreciation)	24,214,181	(249,903,804)
Increase (decrease) in net assets from operations	4,925,168	(257,926,500)
Distributions to Shareholders
Net investment income	(3,703,597)	(11,468,058)
Net realized gain on investments	—	—
Total distributions to shareholders	(3,703,597)	(11,468,058)
Capital Share Transactions
Net capital share transactions (See Note 6)	(17,907,723)	(31,319,413)
Redemption fees received (See Note 5)	1,777	48,114
Total increase (decrease) in net assets from capital transactions	(17,905,946)	(31,271,299)
Capital Contributions (See Note 5)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,684,375)	(300,665,857)
NET ASSETS
Beginning of period	422,739,960	723,405,817
End of period	406,055,585	422,739,960

50 | Statements of Changes in Net Assets

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock-Index Fund
Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31 2008
$798,702	$1,454,452	$7,302,384	$12,182,650	$383,857	$955,956
151,328	125,977	152,411	(16,169)	(1,018,013)	(3,254,917)
(187,239)	991,251	11,256,120	(20,207,551)	1,798,216	(21,202,397)
762,791	2,571,680	18,710,915	(8,041,070)	1,164,060	(23,501,358)
(798,857)	(1,455,301)	(7,313,271)	(12,209,670)	—	(1,284,772)
—	(126,780)	—	—	—	—
(798,857)	(1,582,081)	(7,313,271)	(12,209,670)	—	(1,284,772)
4,929,374	15,901,398	3,369,149	(4,008,424)	1,113,900	2,238,771
—	—	19	—	556	1,446
4,929,374	15,901,398	3,369,168	(4,008,424)	1,114,456	2,240,217
—	—	—	—	—	—
4,893,308	16,890,997	14,766,812	(24,259,164)	2,278,516	(22,545,913)
56,353,789	39,462,792	204,331,933	228,591,097	39,786,194	62,332,107
61,247,097	56,353,789	219,098,745	204,331,933	42,064,710	39,786,194

Growth Fund		Small-Company Stock Fund		International Value Fund
Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31 2008
$(4,774)	$(50,893)	$129,225	$434,364	$1,630,096	$3,263,988
370,320	(3,312,931)	(1,321,132)	(1,360,004)	(13,895,470)	(3,789,485)
1,056,811	(1,003,598)	6,492,199	(22,558,481)	15,369,453	(50,517,167)
1,422,357	(4,367,422)	5,300,292	(23,484,121)	3,104,079	(51,042,664)
—	—	—	(434,597)	—	(5,414,249)
—	(311,255)	—	—	—	(1,718,258)
—	(311,255)	—	(434,597)	—	(7,132,507)
1,982,391	2,383,078	(2,203,740)	2,046,596	1,366,376	9,910,639
21	1,394	2,601	3,639	(105)	9,628
1,982,412	2,384,472	(2,201,139)	2,050,235	1,366,271	9,920,267
—	—	—	—	—	—
3,404,769	(2,294,205)	3,099,153	(21,868,483)	4,470,350	(48,254,904)
6,707,053	9,001,258	45,041,210	66,909,693	92,715,934	140,970,838
10,111,822	6,707,053	48,140,363	45,041,210	97,186,284	92,715,934
Statements of Changes in Net Assets |51

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2009 (Unaudited)		2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.03	(a,f)	0.02	0.05	0.04	0.02	0.01	(a,b)
Net realized and unrealized gain (loss) on investments	—		— (c)		—	—	—
Capital contribution	—		— (c)	—	—	—	—
Total from investment operations	0.03		0.02	0.05	0.04	0.02	0.01
Distributions
Net investment income	(0.03)		(0.02)	(0.05)	(0.04)	(0.02)	(0.01)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.03)		(0.02)	(0.05)	(0.04)	(0.02)	(0.01)
NET ASSET VALUE, END OF PERIOD	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN	0.25	%(d)	2.14%	4.62%	4.37%	2.49%	0.65	%(a,b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$196,527		$182,011	$149,303	$127,625	$105,123	$90,279
Ratio of gross expenses before voluntary expense limitation to average net assets	0.79	%(e)	0.69%	0.71%	0.74%	0.76%	0.79%
Ratio of net investment income to average net assets	0.51	%(e,f)	2.08%	4.52%	4.30%	2.48%	0.66	%(a,b)
Ratio of expenses to average net assets	0.53	%(e,f)	0.69%	0.71%	0.74%	0.76%	0.75	%(a,b)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)
For the period July 1, 2003 to June 30, 2004, RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004, RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

(c)	Less than $0.01 per share.
(d)	Aggregate total return for period.
(e)	Annualized.
(f)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%.

The accompanying notes are an integral part of these financial statements.
52 | Financial Highlights

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2009 (Unaudited)		2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$5.26		$5.17	$5.10	$5.06	$5.11	$5.16
Income from investment operations
Net investment income (a)	0.07		0.16	0.20	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investments	—	(b)	0.10	0.07	0.05	(0.05)	(0.05)
Total from investment operations	0.07		0.26	0.27	0.19	0.08	0.05
Distributions
Net investment income	(0.07)		(0.16)	(0.20)	(0.14)	(0.13)	(0.10)
Net realized gain	—		(0.01)	—	(0.01)	— (b)	—
Total distributions	(0.07)		(0.17)	(0.20)	(0.15)	(0.13)	(0.10)
NET ASSET VALUE, END OF PERIOD	$5.26		$5.26	$5.17	$5.10	$5.06	$5.11
TOTAL RETURN (a)	1.37	%(c)	5.16%	5.50%	3.87%	1.65%	1.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$61,247		$56,354	$39,463	$40,779	$39,953	$43,296
Ratio of gross expenses before voluntary expense limitation to average net assets	0.78	%(d)	0.82%	0.87%	0.87%	0.83%	0.82%
Ratio of net investment income to average net assets (a)	2.74	%(d)	3.06%	4.00%	2.89%	2.59%	1.98%
Ratio of expenses to average net assets (a)	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	25%		50%	47%	30%	31%	41%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $.01 per share.
(c)	Aggregate total return for the period.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |53

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2009 (Unaudited)		2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$4.72		$5.17	$5.16	$5.13	$5.17	$5.23
Income from investment operations
Net investment income (a)	0.17		0.27	0.22	0.19	0.16	0.15	(b)
Net realized and unrealized gain (loss) on investments	0.26		(0.45)	0.01	0.03	(0.04)	(0.06)
Total from investment operations	0.43		(0.18)	0.23	0.22	0.12	0.09
Distributions
Net investment income	(0.17)		(0.27)	(0.22)	(0.19)	(0.16)	(0.15)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.17)		(0.27)	(0.22)	(0.19)	(0.16)	(0.15)
NET ASSET VALUE, END OF PERIOD	$4.98		$4.72	$5.17	$5.16	$5.13	$5.17
TOTAL RETURN (a)	9.26	%(c)	(3.52)%	4.62%	4.38%	2.29%	1.65	%(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$219,099		$204,332	$228,591	$208,482	$199,441	$202,388
Ratio of gross expenses before voluntary expense limitation to average net assets	0.83	%(d)	0.81%	0.82%	0.84%	0.83%	0.82%
Ratio of net investment income to average net assets (a)	7.09	%(d)	5.49%	4.33%	3.71%	3.04%	2.75	%(b)
Ratio of expenses to average net assets (a)	0.80	%(d)	0.80%	0.80%	0.80%	0.80%	0.75	%(b)
Portfolio turnover rate	25%		56%	41%	40%	34%	45%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	On December 1, 2004, RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.
(c)	Aggregate total return for the period.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
54 | Financial Highlights

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2009 (Unaudited)		2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$6.64		$10.94	$10.57	$9.30	$9.03	$8.29
Income from investment operations
Net investment income	0.07	(a)	0.17	0.15	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.13		(4.25)	0.37	1.27	0.27	0.74
Total from investment operations	0.20		(4.08)	0.52	1.40	0.38	0.84
Distributions
Net investment income	—		(0.22)	(0.15)	(0.13)	(0.11)	(0.10)
Net realized gain	—		—	—	—	—	—
Total distributions	—		(0.22)	(0.15)	(0.13)	(0.11)	(0.10)
NET ASSET VALUE, END OF PERIOD	$6.84		$6.64	$10.94	$10.57	$9.30	$9.03
TOTAL RETURN	3.01	%(c)	(37.41)%	4.91%	15.01%	4.23%	10.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$42,065		$39,786	$62,332	$56,508	$47,547	$44,364
Ratio of gross expenses before voluntary expense limitation to average net assets	0.78	%(d)	0.59%	0.64%	0.68%	0.64%	0.75%
Ratio of net investment income to average net assets	2.03	%(a,d)	1.82%	1.44%	1.32%	1.25%	1.31%
Ratio of expenses to average net assets	0.75	%(a,d)	0.59%	0.64%	0.68%	0.64%	0.75%
Portfolio turnover rate (b)	N/A		N/A	N/A	N/A	N/A	N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	See Appendix for the portfolio turnover of the S & P 500 Index Master Portfolio.
(c)	Aggregate total return for the period.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Financial Highlights |55

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2009 (Unaudited)		2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$22.03		$35.48	$35.94	$32.78	$30.44	$27.52
Income from investment operations
Net investment income	0.21		0.59	0.83	0.57	0.42	0.35
Net realized and unrealized gain (loss) on investments	0.30		(13.45)	0.37	5.25	2.90	3.68
Total from investment operations	0.51		(12.86)	1.20	5.82	3.32	4.03
Distributions
Net investment income	(0.21)		(0.59)	(0.83)	(0.57)	(0.42)	(0.35)
Net realized gain	—		—	(0.83)	(2.09)	(0.56)	(0.76)
Total distributions	(0.21)		(0.59)	(1.66)	(2.66)	(0.98)	(1.11)
NET ASSET VALUE, END OF PERIOD	$22.33		$22.03	$35.48	$35.94	$32.78	$30.44
TOTAL RETURN	2.29	%(a)	(36.43)%	3.25%	17.82%	10.94%	14.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$406,056		$422,740	$723,406	$649,478	$469,598	$402,346
Ratio of net investment income to average net assets	1.96	%(b)	1.96%	2.23%	1.68%	1.33%	1.23%
Ratio of expenses to average net assets	0.88	%(b)	0.70%	0.66%	0.71%	0.76%	0.82%
Portfolio turnover rate	1%		6%	4%	13%	8%	8%

(a)	Aggregate total return for the period.
(b)	Annualized.

The accompanying notes are an integral part of these financial statements.
56 | Financial Highlights

FINANCIAL HIGHLIGHTS: Growth Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2009 (Unaudited)		2008		2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$3.31		$5.87		$5.22	$5.06	$5.44	$5.00
Income from investment operations
Net investment loss	—	(a)	(0.03)		(0.05)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	0.67		(2.37)		0.91	0.35	0.04	0.46
Total from investment operations	0.67		(2.40)		0.86	0.28	(0.02)	0.44
Distributions
Net investment income	—		—		—	—	—	—
Net realized gain	—		(0.16)		(0.21)	(0.12)	(0.36)	—
Total distributions	0.00		(0.16)		(0.21)	(0.12)	(0.36)	—
NET ASSET VALUE, END OF PERIOD	$3.98		$3.31		$5.87	$5.22	$5.06	$5.44
TOTAL RETURN	20.24	%(b)	(40.93	)%(d)	17.55%	5.48%	0.07%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$10,112		$6,707		$9,001	$6,776	$6,851	$6,816
Ratio of gross expenses before voluntary expense limitation to average net assets	1.58	%(c)	1.30%		1.26%	1.50%	1.43%	1.50%
Ratio of net investment income (loss) to average net assets	(0.12	)%(c,d)	(0.61	)%(d)	(0.93)%	(1.16)%	(1.07)%	(0.44)%
Ratio of expenses to average net assets	0.95	%(c,d)	0.93	%(d)	1.26%	1.50%	1.43%	1.50%
Expense ratio of underlying exchange traded fund	N/A	(e)	0.18	%(d)	0.20%	0.20%	0.20%	0.20%
Effective expense ratio	0.95	%(c,d)	1.11%		1.46%	1.70%	1.63%	1.70%
Portfolio turnover rate	42%		96	%(f)	19%	27%	26%	55%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)
Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008, the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.

(e)
On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchage traded fund is prorated for January 1, 2008 to December 4, 2008.

(f)
The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

The accompanying notes are an integral part of these financial statements.
Financial Highlights |57

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2009 (Unaudited)		2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$11.81		$18.16	$19.06	$17.00	$15.69	$13.89
Income from investment operations
Net investment income (loss)	0.03		0.11	0.19	0.23	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	1.40		(6.35)	0.06	2.60	1.44	1.85
Total from investment operations	1.43		(6.24)	0.25	2.83	1.49	1.84
Distributions
Net investment income	—		(0.11)	(0.19)	(0.23)	(0.05)	—
Net realized gain	—		—	(0.96)	(0.54)	(0.13)	(0.04)
Total distributions	—		(0.11)	(1.15)	(0.77)	(0.18)	(0.04)
NET ASSET VALUE, END OF PERIOD	$13.24		$11.81	$18.16	$19.06	$17.00	$15.69
TOTAL RETURN	12.11	%(a)	(34.33)%	1.36%	16.69%	9.52%	13.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$48,140		$45,041	$66,910	$63,515	$47,871	$38,937
Ratio of gross expenses before voluntary expense limitation to average net assets	1.46	%(b)	1.25%	1.19%	1.23%	1.30%	1.37%
Ratio of net investment income (loss) to average net assets	0.58	%(b)	0.73%	0.99%	1.29%	0.34%	(0.07)%
Ratio of expenses to average net assets	1.46	%(b)	1.25%	1.19%	1.23%	1.30%	1.37%
Portfolio turnover rate	6%		26%	18%	5%	9%	6%
(a)	Aggregate total return for the period.
(b)	Annualized.

The accompanying notes are an integral part of these financial statements.
58 | Financial Highlights

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2009 (Unaudited)		2008		2007		2006		2005		2004
NET ASSET VALUE, BEGINNING OF YEAR	$5.90		$9.84		$9.72		$7.79		$9.48		$8.36
Income from investment operations
Net investment income	0.11	(a)	0.23	(a)	0.36	(a)	0.05	(a)	0.36		0.07	(a)
Net realized and unrealized gain on investments	0.09		(3.68)		0.44		1.96		1.00		1.40
Capital contribution	—		—		—		—		—		0.03
Total from investment operations	0.20		(3.45)		0.80		2.01		1.36		1.50
Distributions
Net investment income	—		(0.37)		(0.29)		(0.07)		(0.16)		(0.15)
Net realized gain	—		(0.12)		(0.39)		(0.01)		(2.89)		(0.23)
Total distributions	—		(0.49)		(0.68)		(0.08)		(3.05)		(0.38)
NET ASSET VALUE, END OF PERIOD	$6.10		$5.90		$9.84		$9.72		$7.79		$9.48
TOTAL RETURN	3.39	%(f)	(35.43)%		8.21%		25.79%		14.31%		17.94	%(a,b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$97,186		$92,716		$140,971		$91,903		$13,081		$7,439
Ratio of gross expenses before voluntary expense limitation to average net assets	1.06	%(g)	1.01%		1.00%		1.04	%(d)	1.21	%(c,d)	1.76	%(c)
Ratio of net investment income to average net assets	3.82	%(a,g)	2.73	%(a)	2.81	%(a)	0.95	%(a)	3.76%		0.90	%(a)
Ratio of expenses to average net assets	0.99	%(a,g)	0.98	%(a)	0.99	%(a)	0.99	%(a,d)	1.21	%(c,d)	1.50	%(a,c)
Portfolio turnover rate	20%		25%		22%		55%		1%		N/A	(e)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.
(c)
Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(d)
Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005—June 11, 2006.

(e)	The International Value Fund was a feeder of the State Street MSCI® EAFE® Index Portfolio. Portfolio turnover was calculated by the master portfolio, not the feeder fund.
(f)	Aggregate total return for the period.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.
Financial Highlights |59

Notes to Financial Statements

1. ORGANIZATION
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (“the Act”) as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in one or more securities that are designed to track the performance of the S&P 500 Index. At June 30, 2009, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by Barclays Global Advisors. At June 30, 2009, the Stock Index Fund’s investment constituted 2.36% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation: Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of commercial paper), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper is valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the Master Portfolio’s financial statements included in the Appendix of this report.

The Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction between market participants at the measurement date. FAS 157 also established a three-tier hierarchy based upon the inputs used to value an asset for disclosure of fair value measurements. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2009:

Fund	Level 1	Level 2	Level 3	Total
Daily Income Fund	$—	$201,123,998	$—	$201,123,998
Short-Term Government Securities Fund	$—	$60,687,103	$—	$60,687,103
Short-Term Bond Fund	$—	$219,570,140	$159,609	$219,729,749
Value Fund	$394,372,357	$12,216,601	$—	$406,588,958
Growth Fund	$10,004,430	$127,807	$—	$10,132,237
Small-Company Stock Fund	$46,746,369	$1,502,594	$—	$48,248,963
International Value Fund	$4,179,242	$92,500,402	$—	$96,679,644

Short-Term Bond Fund-Level 3	Investments in Securities
Balance as of December 31, 2008	$104,071
Net purchase at cost	92,031
Realized gain	557
Change in unrealized appreciation/(depreciation)	(37,614)
Accretion	564
Balance as of June 30, 2009	$159,609

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short- Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly.

Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock, and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

60 | Notes to Financial Statements

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and pay down losses. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At June 30, 2009, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$201,123,998	$—	$—	$—
Short-Term Government Securities Fund	$229,804,526	$1,266,094	$(55,260)	$1,210,834
Short-Term Bond Fund	$59,476,269	$6,040,699	$(16,115,476)	$(10,074,777)
Value Fund	$407,549,907	$79,068,293	$(80,029,243)	$(960,949)
Growth Fund	$8,345,264	$1,839,407	$(52,434)	$1,787,973
Small-Company Stock Fund	$46,777,547	$8,811,929	$(7,340,513)	$1,471,416
International Value Fund	$122,639,067	$3,918,870	$(29,878,293)	$(25,959,423)

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2009, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	8,715,386	5,198,846
Short-Term Bond Fund	50,335,643	54,421,536
Value Fund	4,939,212	25,095,296
Growth Fund	5,205,232	3,258,963
Small-Company Stock Fund	2,615,458	3,265,314
International Value Fund	23,761,711	16,179,484

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2009, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	10,896,025	6,686,210
Short-Term Bond Fund	722,149	1,647,000

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to the Appendix of this report.

5. RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund;0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily

Notes to Financial Statements | 61

Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On January 27, 2009 RE Advisers voluntarily and temporarilly reduced the expense limitation from 0.80% to 0.50%. Further, on August 14, 2009, RE Advisers agreed to waive additional fees or reimburse expenses, if necessary in order to assist the Daily Income Fund in maintaining a minimum yield.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2009, amounted to $186,456 for Daily Income Fund, $9,321 for Short-Term Government Securities Fund, $27,495 for Short-Term Bond Fund, $5,050 for Stock Index Fund, $24,970 for Growth Fund, and $32,279 for International Value Fund. Additionally, RE Advisers reimbursed the Growth Fund $22,925.

The Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each receive a 2% redemption fee on shares sold within 60 days of purchase.

On November 18, 2008, shareholders of the Nasdaq-100 Index Tracking Stock FundSM approved a change to the Fund’s investment objective effective December 5, 2008. On December 5, 2008 the Fund’s name was changed to the Growth Fund and T. Rowe Price Associates became the Fund’s subadvisor. At that time, the Fund sold its entire position of the Powershares QQQ Trust and began purchasing equity securities that meet the Fund’s investment strategy and objective.

On June 10, 2008, and December 22, 2008 RE Advisers made voluntary capital contributions to the Daily Income Fund in the amount of $54,636 and $143,145, respectively, to offset losses incurred due to the sale of securities prior to their maturity.

62 | Notes to Financial Statements

6. CAPITAL SHARE TRANSACTIONS
As of June 30, 2009, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2009

In Dollars
Daily Income Fund	$59,051,994	$476,721	$59,528,715	$(45,012,696)	$14,516,019
Short-Term Government Securities Fund	$12,475,290	$762,468	$13,237,758	$(8,308,384)	$4,929,374
Short-Term Bond Fund	$13,802,969	$7,121,706	$20,924,675	$(17,555,526)	$3,369,149
Stock Index Fund	$3,085,974	$—	$3,085,974	$(1,972,074)	$1,113,900
Value Fund	$23,195,390	$3,465,545	$26,660,935	$(44,568,658)	$(17,907,723)
Growth Fund	$3,192,174	$—	$3,192,174	$(1,209,783)	$1,982,391
Small-Company Stock Fund	$4,144,547	$—	$4,144,547	$(6,348,287)	$(2,203,740)
International Value Fund	$8,650,260	$—	$8,650,260	$(7,283,884)	$1,366,376

In Shares
Daily Income Fund	59,052,036	476,721	59,528,757	(45,012,696)	14,516,061
Short-Term Government Securities Fund	2,371,143	144,896	2,516,039	(1,578,430)	937,609
Short-Term Bond Fund	2,861,204	1,470,284	4,331,488	(3,663,522)	667,966
Stock Index Fund	479,609	—	479,609	(317,938)	161,671
Value Fund	1,138,354	155,197	1,293,551	(2,293,999)	(1,000,448)
Growth Fund	893,538	—	893,538	(380,589)	512,949
Small-Company Stock Fund	348,946	—	348,946	(523,948)	(175,002)
International Value Fund	1,585,794	—	1,585,794	(1,351,609)	234,185

Year Ended December 31, 2008

In Dollars
Daily Income Fund	$122,968,084	$3,495,921	$126,464,005	$(93,772,214)	$32,691,791
Short-Term Government Securities Fund	$28,271,039	$1,506,445	$29,777,484	$(13,876,086)	$15,901,398
Short-Term Bond Fund	$34,971,815	$11,785,215	$46,757,030	$(50,765,454)	$(4,008,424)
Stock Index Fund	$9,027,934	$1,274,762	$10,302,696	$(8,063,925)	$2,238,771
Value Fund	$101,066,715	$10,249,005	$111,315,720	$(142,635,133)	$(31,319,413)
Growth Fund	$4,640,345	$311,089	$4,951,434	$(2,568,356)	$2,383,078
Small-Company Stock Fund	$13,539,331	$425,920	$13,965,251	$(11,918,655)	$2,046,596
International Value Fund	$28,064,273	$7,079,291	$35,143,564	$(25,232,925)	$9,910,639

In Shares
Daily Income Fund	122,968,084	3,495,921	126,464,005	(93,772,214)	32,691,791
Short-Term Government Securities Fund	5,456,374	290,036	5,746,410	(2,678,540)	3,067,870
Short-Term Bond Fund	6,931,629	2,378,344	9,309,973	(10,217,010)	(907,037)
Stock Index Fund	981,813	179,211	1,161,024	(868,386)	292,638
Value Fund	3,387,538	406,296	3,793,834	(4,995,803)	(1,201,969)
Growth Fund	984,789	91,348	1,076,137	(583,779)	492,358
Small-Company Stock Fund	832,793	36,047	868,840	(741,644)	127,196
International Value Fund	3,450,685	1,109,462	4,560,147	(3,179,418)	1,380,729
Notes to Financial Statements | 63

Directors and Officers

James F. Perna, Director and Chairman of the Board
Peter R. Morris, Director and President
Anthony M. Marinello, Director and Vice President
Douglas W. Johnson, Director and Chairman of the Audit Committee
Francis P. Lucier, Director
Kenneth R. Meyer, Director
Sheldon C. Petersen, Director
Mark Rose, Director
Anthony C. Williams, Director
Amy M. DiMauro, Treasurer
Danielle C. Sieverling, Chief Compliance Officer
Kelly Bowers Whetstone, Secretary

64 | Directors and Officers

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio
June 30, 2009 (Unaudited)

COMMON STOCKS	Shares	Value
(97.42% of net assets)

ADVERTISING—0.15%
Interpublic Group of Companies Inc. (The) (a)(b)	99,201	$500,965
Omnicom Group Inc. (b)	64,102	2,024,341
Total Advertising		2,525,306

AEROSPACE & DEFENSE—2.20%
Boeing Co. (The)(b)	149,374	6,348,395
General Dynamics Corp.	79,349	4,395,141
Goodrich Corp. (b)	25,169	1,257,695
L-3 Communications Holdings Inc. (b)	24,229	1,681,008
Lockheed Martin Corp.	67,262	5,424,680
Northrop Grumman Corp. (b)	66,998	3,060,469
Raytheon Co. (b)	81,316	3,612,870
Rockwell Collins Inc. (b)	32,192	1,343,372
United Technologies Corp.	193,570	10,057,897
Total Aerospace & Defense		37,181,527

AGRICULTURE—2.36%
Altria Group Inc.	423,876	6,947,328
Archer-Daniels-Midland Co.	131,451	3,518,943
Lorillard Inc.	34,442	2,334,134
Monsanto Co.	112,182	8,339,610
Philip Morris International Inc. (b)	402,728	17,566,995
Reynolds American Inc.	34,492	1,332,081
Total Agriculture		40,039,091

AIRLINES—0.06%
Southwest Airlines Co. (b)	150,333	1,011,741
Total Airlines		1,011,741

APPAREL—0.44%
Coach Inc.	66,015	1,774,483
Nike Inc. Class B (b)	79,876	4,135,979
Polo Ralph Lauren Corp.	11,591	620,582
VF Corp. (b)	17,847	987,831
Total Apparel		7,518,875

AUTO MANUFACTURERS—0.38%
Ford Motor Co. (a)	659,803	4,005,004
PACCAR Inc. (b)	74,257	2,414,095
Total Auto Manufacturers		6,419,099

AUTO PARTS & EQUIPMENT—0.19%
Goodyear Tire & Rubber Co. (The) (a)	50,560	569,306
Johnson Controls Inc. (b)	120,802	2,623,819
Total Auto Parts & Equipment		3,193,125

BANKS—4.81%
Bank of America Corp.	1,658,070	21,886,524
Bank of New York Mellon Corp. (The)	245,090	7,183,588
BB&T Corp.	130,212	2,862,060
Comerica Inc.	30,769	650,764
Discover Financial Services	98,238	1,008,904
Fifth Third Bancorp	150,667	1,069,736
First Horizon National Corp. (a)	44,943	539,316
Huntington Bancshares Inc. (b)	111,448	465,853
KeyCorp	145,137	760,518
M&T Bank Corp. (b)	15,878	808,667
Marshall & Ilsley Corp.	72,233	346,718
Northern Trust Corp.	48,967	2,628,549
PNC Financial Services Group Inc. (The)	94,366	3,662,344
Regions Financial Corp. (b)	224,749	907,986
State Street Corp.	101,227	4,777,914
SunTrust Banks Inc.	95,271	1,567,208
U.S. Bancorp (b)	388,739	6,966,203
Wells Fargo & Co.	954,572	23,157,917
Zions Bancorporation (b)	23,844	275,637
Total Banks		81,526,406

BEVERAGES—2.53%
Brown-Forman Corp. Class B (b)	20,323	873,483
Coca-Cola Co. (The) (b)	408,720	19,614,473
Coca-Cola Enterprises Inc.	64,362	1,071,627
Constellation Brands Inc. Class A (a)	39,063	495,319
Dr Pepper Snapple Group Inc. (a)	52,262	1,107,432
Molson Coors Brewing Co. Class B	30,341	1,284,335
Pepsi Bottling Group Inc.	27,068	915,981
PepsiCo Inc. (b)	319,530	17,561,369
Total Beverages		42,924,019

BIOTECHNOLOGY—1.39%
Amgen Inc. (a)	208,005	11,011,785
Biogen Idec Inc. (a)	59,618	2,691,753
Celgene Corp. (a)(b)	94,422	4,517,148
Genzyme Corp. (a)(b)	55,436	3,086,122
Life Technologies Corp. (a)	35,755	1,491,699
Millipore Corp. (a)	11,124	781,016
Total Biotechnology		23,579,523

BUILDING MATERIALS—0.04%
Masco Corp. (b)	74,051	709,409
Total Building Materials		709,409

CHEMICALS—1.33%
Air Products and Chemicals Inc. (b)	42,946	2,773,882
CF Industries Holdings Inc.	9,918	735,321
Dow Chemical Co. (The)	220,583	3,560,210
E.I. du Pont de Nemours and Co.	184,912	4,737,445
Eastman Chemical Co. (b)	14,579	552,544
Ecolab Inc. (b)	34,357	1,339,579

The accompanying notes are an integral part of these financial statements.

Appendix | 65

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

	Shares	Value
(Chemicals continued)
International Flavors & Fragrances Inc. (b)	16,256	$531,896
PPG Industries Inc. (b)	33,965	1,491,063
Praxair Inc. (b)	63,197	4,491,411
Sherwin-Williams Co. (The) (b)	20,327	1,092,576
Sigma-Aldrich Corp. (b)	25,420	1,259,815
Total Chemicals		22,565,742

COAL—0.19%
CONSOL Energy Inc.	37,581	1,276,251
Massey Energy Co. (b)	17,752	346,874
Peabody Energy Corp. (b)	54,859	1,654,547
Total Coal		3,277,672

COMMERCIAL SERVICES—0.81%
Apollo Group Inc. Class A (a)(b)	22,010	1,565,351
Convergys Corp. (a)	25,380	235,526
DeVry Inc.	12,640	632,506
Equifax(b)	26,260	685,386
H&R Block Inc. (b)	69,089	1,190,403
Iron Mountain Inc. (a)(b)	37,358	1,074,042
McKesson Corp.	55,961	2,462,284
Monster Worldwide Inc. (a)(b)	26,159	308,938
Moody’s Corp.	39,532	1,041,668
Quanta Services Inc. (a)	39,957	924,205
R.R. Donnelley & Sons Co.	43,079	500,578
Robert Half International Inc. (b)	32,043	756,856
Western Union Co.	145,557	2,387,135
Total Commercial Services		13,764,878

COMPUTERS—5.50%
Affiliated Computer Services Inc. Class A (a)	20,255	899,727
Apple Inc. (a)	182,862	26,045,035
Cognizant Technology Solutions Corp. Class A (a)(b)	60,335	1,610,944
Computer Sciences Corp. (a)	31,043	1,375,205
Dell Inc. (a)(b)	354,624	4,868,988
EMC Corp. (a)	414,577	5,430,959
Hewlett-Packard Co.	489,864	18,933,244
International Business Machines Corp.	271,134	28,311,812
Lexmark International Inc. Class A (a)(b)	15,437	244,676
NetApp Inc. (a)(b)	67,846	1,337,923
SanDisk Corp. (a)(b)	47,254	694,161
Sun Microsystems Inc. (a)	150,628	1,388,790
Teradata Corp. (a)	36,343	851,516
Western Digital Corp. (a)	45,619	1,208,903
Total Computers		93,201,883

COSMETICS & PERSONAL CARE—2.41%
Avon Products Inc. (b)	86,698	2,235,074
Colgate-Palmolive Co.	102,763	7,269,455
Estee Lauder Companies Inc. (The) Class A (b)	24,028	784,995
Procter & Gamble Co. (The)	598,045	30,560,100
Total Cosmetics & Personal Care		40,849,624

DISTRIBUTION & WHOLESALE—0.18%
Fastenal Co.	26,319	873,001
Genuine Parts Co.	32,607	1,094,291
W.W. Grainger Inc. (b)	13,033	1,067,142
Total Distribution & Wholesale		3,034,434

DIVERSIFIED FINANCIAL SERVICES—4.90%
American Express Co.	243,445	5,657,662
Ameriprise Financial Inc.	52,301	1,269,345
Capital One Financial Corp.	91,941	2,011,669
Charles Schwab Corp. (The) (b)	191,748	3,363,260
CIT Group Inc.	75,731	162,822
Citigroup Inc. (b)	1,121,667	3,331,351
CME Group Inc.	13,650	4,246,651
E*TRADE Financial Corp. (a)	206,479	264,293
Federated Investors Inc. Class B	18,116	436,414
Franklin Resources Inc.	30,995	2,231,950
Goldman Sachs Group Inc. (The)	103,125	15,204,750
IntercontinentalExchange Inc. (a)	14,838	1,695,093
Invesco Ltd.	84,328	1,502,725
Janus Capital Group Inc.	33,579	382,801
JPMorgan Chase & Co.	799,813	27,281,621
Legg Mason Inc.	30,055	732,741
Morgan Stanley	277,121	7,900,720
NASDAQ OMX Group Inc. (The) (a)	28,161	600,111
NYSE Euronext Inc.	53,596	1,460,491
SLM Corp. (a)	95,835	984,225
T. Rowe Price Group Inc. (b)	52,500	2,187,675
Total Diversified Financial Services		82,908,370

ELECTRIC—3.64%
AES Corp. (The) (a)(b)	136,635	1,586,332
Allegheny Energy Inc. (b)	34,178	876,666
Ameren Corp. (b)	42,803	1,065,367
American Electric Power Co. Inc. (b)	95,730	2,765,640
CenterPoint Energy Inc.	69,245	767,235
CMS Energy Corp. (b)	47,382	572,375
Consolidated Edison Inc. (b)	55,889	2,091,366
Constellation Energy Group Inc. (b)	40,351	1,072,530
Dominion Resources Inc. (b)	119,933	4,008,161
DTE Energy Co. (b)	33,526	1,072,832
Duke Energy Corp. (b)	262,460	3,829,291

The accompanying notes are an integral part of these financial statements.

66 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

	Shares	Value
(Electric continued)

Dynegy Inc. Class A (a)(b)	104,575	$237,385
Edison International	66,512	2,092,468
Entergy Corp.	40,205	3,116,692
Exelon Corp.	134,821	6,904,183
FirstEnergy Corp.	62,468	2,420,635
FPL Group Inc. (b)	83,757	4,762,423
Integrys Energy Group Inc.	16,065	481,789
Northeast Utilities	34,883	778,240
Pepco Holdings Inc.	44,898	603,429
PG&E Corp. (b)	74,872	2,878,080
Pinnacle West Capital Corp. (b)	21,158	637,914
PPL Corp. (b)	76,668	2,526,977
Progress Energy Inc. (b)	56,317	2,130,472
Public Service Enterprise Group Inc. (b)	103,710	3,384,057
SCANA Corp. (b)	24,421	792,950
Southern Co.	159,567	4,972,108
TECO Energy Inc. (b)	44,313	528,654
Wisconsin Energy Corp.	24,218	985,915
Xcel Energy Inc. (b)	92,021	1,694,107
Total Electric		61,636,273

ELECTRICAL COMPONENTS & EQUIPMENT—0.32%
Emerson Electric Co.	154,778	5,014,807
Molex Inc. (b)	28,010	435,556
Total Electrical Components & Equipment		5,450,363

ELECTRONICS—0.51%
Agilent Technologies Inc. (a)	71,852	1,459,314
Amphenol Corp. Class A (b)	35,594	1,126,194
FLIR Systems Inc. (a)(b)	30,495	687,967
Jabil Circuit Inc.	44,010	326,554
PerkinElmer Inc. (b)	24,783	431,224
Thermo Fisher Scientific Inc. (a)(b)	86,110	3,510,705
Waters Corp. (a)(b)	20,479	1,054,054
Total Electronics		8,596,012

ENGINEERING & CONSTRUCTION—0.17%
Fluor Corp. (b)	36,987	1,897,063
Jacobs Engineering Group Inc. (a)(b)	24,860	1,046,357
Total Engineering & Construction		2,943,420

ENTERTAINMENT—0.06%
International Game Technology (b)	59,686	949,007
Total Entertainment		949,007

ENVIRONMENTAL CONTROL—0.32%
Republic Services Inc. (b)	65,120	1,589,579
Stericycle Inc. (a)(b)	17,687	911,411
Waste Management Inc. (b)	100,529	2,830,897
Total Environmental Control		5,331,887

FOOD—2.03%
Campbell Soup Co. (b)	41,374	1,217,223
ConAgra Foods Inc. (b)	91,619	1,746,258
Dean Foods Co. (a)	36,292	696,443
General Mills Inc. (b)	67,882	3,802,750
H.J. Heinz Co.	64,436	2,300,365
Hershey Co. (The)	34,344	1,236,384
Hormel Foods Corp.	14,579	503,559
J.M. Smucker Co. (The)	24,451	1,189,786
Kellogg Co. (b)	51,625	2,404,176
Kraft Foods Inc. Class A	301,051	7,628,632
Kroger Co. (The)	133,706	2,948,217
McCormick & Co. Inc. NVS (b)	26,935	876,196
Safeway Inc. (b)	87,177	1,775,795
Sara Lee Corp. (b)	145,845	1,423,447
SUPERVALU Inc.	43,040	557,368
Sysco Corp. (b)	121,702	2,735,861
Tyson Foods Inc. Class A (b)	63,044	794,985
Whole Foods Market Inc. (b)	29,502	559,948
Total Food		34,397,393

FOREST PRODUCTS & PAPER—0.25%
International Paper Co.	88,382	1,337,220
MeadWestvaco Corp. (b)	34,856	571,987
Plum Creek Timber Co. Inc. (b)	34,266	1,020,441
Weyerhaeuser Co. (b)	43,710	1,330,095
Total Forest Products & Paper		4,259,743

GAS—0.20%
Nicor Inc.	9,098	314,973
NiSource Inc.	57,628	671,942
Sempra Energy (b)	49,926	2,477,827
Total Gas		3,464,742

HAND & MACHINE TOOLS—0.07%
Black & Decker Corp. (The) (b)	12,384	354,925
Snap-On Inc. (b)	12,087	347,380
Stanley Works (The) (b)	16,479	557,649
Total Hand & Machine Tools		1,259,954

HEALTH CARE—PRODUCTS—3.85%
Baxter International Inc. (b)	124,529	6,595,056
Becton, Dickinson and Co.	49,452	3,526,422
Boston Scientific Corp. (a)(b)	307,449	3,117,533
C.R. Bard Inc. (b)	20,204	1,504,188
DENTSPLY International Inc. (b)	30,794	939,833
Intuitive Surgical Inc. (a)(b)	7,890	1,291,277
Johnson & Johnson	565,375	32,113,300
Medtronic Inc.	229,145	7,994,869
Patterson Companies Inc. (a)(b)	18,873	409,544
St. Jude Medical Inc. (a)	70,530	2,898,783
Stryker Corp. (b)	49,282	1,958,467

The accompanying notes are an integral part of these financial statements.

Appendix | 67

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

	Shares	Value
(Health Care—Products continued)

Varian Medical Systems Inc. (a)(b)	25,786	$906,120
Zimmer Holdings Inc. (a)	44,679	1,903,325
Total Health Care—Products		65,158,717

HEALTH CARE—SERVICES—1.17%
Aetna Inc.	92,621	2,320,156
Coventry Health Care Inc. (a)(b)	30,695	574,303
DaVita Inc. (a)(b)	21,493	1,063,044
Humana Inc. (a)(b)	34,840	1,123,938
Laboratory Corp. of America Holdings(a)(b)	22,224	1,506,565
Quest Diagnostics Inc. (b)	31,239	1,762,817
Tenet Healthcare Corp. (a)	84,956	239,576
UnitedHealth Group Inc.	244,861	6,116,628
WellPoint Inc. (a)	99,854	5,081,570
Total Health Care—Services		19,788,597

HOLDING COMPANIES—DIVERSIFIED—0.05%
Leucadia National Corp. (a)	37,012	780,583
Total Holding Companies—Diversified		780,583

HOME BUILDERS—0.10%
Centex Corp. (b)	25,426	215,104
D.R. Horton Inc. (b)	57,772	540,746
KB Home	16,233	222,067
Lennar Corp. Class A	28,949	280,516
Pulte Homes Inc.	44,917	396,617
Total Home Builders		1,655,050

HOME FURNISHINGS—0.05%
Harman International
Industries Inc. (b)	12,074	226,991
Whirlpool Corp. (b)	15,381	654,615
Total Home Furnishings		881,606

HOUSEHOLD PRODUCTS & WARES—0.45%
Avery Dennison Corp. (b)	22,375	574,590
Clorox Co. (The)	28,426	1,587,024
Fortune Brands Inc. (b)	31,248	1,085,556
Kimberly-Clark Corp.	84,788	4,445,435
Total Household Products & Wares		7,692,605

HOUSEWARES—0.04%
Newell Rubbermaid Inc. (b)	58,177	605,623
Total Housewares		605,623

INSURANCE—2.36%
Aflac Inc. (b)	95,521	2,969,748
Allstate Corp. (The)	109,466	2,670,970
American International Group
Inc. (b)	554,020	642,663
Aon Corp.	55,935	2,118,258
Assurant Inc.	24,311	585,652
Chubb Corp.	72,891	2,906,893
CIGNA Corp.	55,622	1,339,934
Cincinnati Financial Corp. (b)	32,753	732,030
Genworth Financial Inc.
Class A	90,929	635,594
Hartford Financial Services
Group Inc. (The)	65,627	778,992
Lincoln National Corp.	60,704	1,044,716
Loews Corp.	73,781	2,021,599
Marsh & McLennan Companies Inc.	105,347	2,120,635
MBIA Inc. (a)	40,352	174,724
MetLife Inc.	167,663	5,031,567
Principal Financial Group Inc. (b)	63,665	1,199,449
Progressive Corp. (The) (a)(b)	137,798	2,082,128
Prudential Financial Inc. (b)	93,629	3,484,871
Torchmark Corp.	17,321	641,570
Travelers Companies Inc. (The)	119,780	4,915,771
Unum Group	67,988	1,078,290
XL Capital Ltd. Class A	70,528	808,251
Total Insurance		39,984,305

INTERNET—2.39%
Akamai Technologies Inc. (a)(b)	35,386	678,703
Amazon.com Inc. (a)	65,907	5,513,780
eBay Inc. (a)(b)	219,806	3,765,277
Expedia Inc. (a)(b)	43,936	663,873
Google Inc. Class A (a)(b)	49,200	20,742,228
McAfee Inc. (a)	30,931	1,304,979
Symantec Corp. (a)	169,161	2,632,145
VeriSign Inc. (a)(b)	39,843	736,299
Yahoo! Inc. (a)	286,234	4,482,424
Total Internet		40,519,708

IRON & STEEL—0.30%
AK Steel Holding Corp. (b)	23,542	451,771
Allegheny Technologies Inc. (b)	19,410	677,991
Nucor Corp. (b)	64,335	2,858,404
United States Steel Corp.	28,708	1,026,024
Total Iron & Steel		5,014,190

LEISURE TIME—0.18%
Carnival Corp.	89,274	2,300,591
Harley-Davidson Inc. (b)	48,724	789,816
Total Leisure Time		3,090,407

The accompanying notes are an integral part of these financial statements.
68 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

	Shares	Value
LODGING—0.18%
Marriott International Inc. Class A (b)	$59,646	1,316,387
Starwood Hotels & Resorts Worldwide Inc. (b)	37,215	826,173
Wyndham Worldwide Corp.	37,193	450,779
Wynn Resorts Ltd. (a)(b)	12,786	451,346
Total Lodging		3,044,685

MACHINERY—0.64%
Caterpillar Inc. (b)	123,615	4,084,240
Cummins Inc. (b)	40,741	1,434,491
Deere & Co. (b)	87,503	3,495,745
Flowserve Corp.	11,702	816,917
Manitowoc Co. Inc. (The) (b)	27,353	143,877
Rockwell Automation Inc. (b)	28,643	920,013
Total Machinery		10,895,283

MANUFACTURING—3.17%
Cooper Industries Ltd. Class A	34,885	1,083,179
Danaher Corp. (b)	52,396	3,234,929
Dover Corp. (b)	37,889	1,253,747
Eastman Kodak Co.	53,284	157,721
Eaton Corp. (b)	33,705	1,503,580
General Electric Co.	2,168,632	25,416,367
Honeywell International Inc. (b)	152,503	4,788,594
Illinois Tool Works Inc.	79,471	2,967,447
ITT Corp. (b)	36,867	1,640,581
Leggett & Platt Inc. (b)	32,959	501,966
Pall Corp.	23,982	636,962
Parker Hannifin Corp. (b)	33,025	1,418,754
Textron Inc. (b)	51,098	493,607
3M Co.	142,509	8,564,791
Total Manufacturing		53,662,225

MEDIA—2.36%
CBS Corp. Class B	140,147	969,817
Comcast Corp. Class A	591,961	8,577,515
DIRECTV Group Inc. (The) (a)	105,485	2,606,534
Gannett Co. Inc.	48,072	171,617
McGraw-Hill Companies Inc. (The)	64,450	1,940,589
Meredith Corp.	6,969	178,058
New York Times Co. (The) Class A (b)	24,016	132,328
News Corp. Class A (b)	471,304	4,293,579
Scripps Networks Interactive Inc. Class A	18,872	525,208
Time Warner Cable Inc.	72,364	2,291,768
Time Warner Inc.	245,045	6,172,684
Viacom Inc. Class B (a)	125,001	2,837,523
Walt Disney Co. (The)	380,804	8,884,157
Washington Post Co. (The) Class B (b)	1,264	445,156
Total Media		40,026,533

METAL FABRICATE & HARDWARE—0.12%
Precision Castparts Corp.	28,760	$ 2,100,343
Total Metal Fabricate & Hardware		2,100,343

MINING—0.69%
Alcoa Inc. (b)	199,745	2,063,366
Freeport-McMoRan Copper & Gold Inc.	84,269	4,222,720
Newmont Mining Corp.	100,243	4,096,931
Titanium Metals Corp.	18,784	172,625
Vulcan Materials Co.	24,984	1,076,810
Total Mining		11,632,452

OFFICE & BUSINESS EQUIPMENT—0.12%
Pitney Bowes Inc. (b)	42,240	926,323
Xerox Corp.	175,551	1,137,570
Total Office & Business Equipment		2,063,893

OIL & GAS—10.09%
Anadarko Petroleum
Corp. (b)	102,344	4,645,394
Apache Corp.	68,581	4,948,119
Cabot Oil & Gas Corp.	20,684	633,758
Chesapeake Energy Corp. (b)	114,867	2,277,813
Chevron Corp.	411,342	27,251,408
ConocoPhillips	304,305	12,799,068
Denbury Resources Inc. (a)(b)	51,007	751,333
Devon Energy Corp. (b)	91,061	4,962,825
Diamond Offshore Drilling Inc. (b)	14,037	1,165,773
ENSCO International Inc. (b)	28,613	997,735
EOG Resources Inc. (b)	51,145	3,473,768
EQT Corp. (b)	27,162	948,225
Exxon Mobil Corp.	1,000,767	69,963,620
Hess Corp.	58,132	3,124,595
Marathon Oil Corp.	144,587	4,356,406
Murphy Oil Corp. (b)	38,863	2,111,038
Nabors Industries Ltd.(a)(b)	59,373	925,031
Noble Energy Inc. (b)	35,400	2,087,538
Occidental Petroleum Corp. (b)	166,399	10,950,718
Pioneer Natural Resources Co. (b)	24,383	621,767
Range Resources Corp. (b)	31,786	1,316,258
Rowan Companies Inc.	23,674	457,382
Southwestern Energy Co.(a)(b)	70,263	2,729,718
Sunoco Inc. (b)	23,728	550,490
Tesoro Corp.	28,979	368,903
Valero Energy Corp.	114,054	1,926,372
XTO Energy Inc.	118,965	4,537,325
Total Oil & Gas		170,882,380
The accompanying notes are an integral part of these financial statements.

Appendix | 69

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

	Shares	Value
OIL & GAS SERVICES—1.56%
Baker Hughes Inc.	63,004	$2,295,866
BJ Services Co. (b)	59,107	805,628
Cameron International Corp. (a)(b)	45,499	1,287,622
FMC Technologies Inc. (a)(b)	25,854	971,593
Halliburton Co. (b)	183,149	3,791,184
National Oilwell Varco Inc. (a)	85,519	2,793,051
Schlumberger Ltd.	245,699	13,294,773
Smith International Inc. (b)	44,541	1,146,931
Total Oil & Gas Services		26,386,648

PACKAGING & CONTAINERS—0.21%
Ball Corp.	19,117	863,324
Bemis Co. Inc. (b)	20,963	528,268
Owens-Illinois Inc. (a)(b)	34,705	972,087
Pactiv Corp. (a)(b)	27,499	596,728
Sealed Air Corp. (b)	32,383	597,466
Total Packaging & Containers		3,557,873

PHARMACEUTICALS—6.68%
Abbott Laboratories	317,366	14,928,897
Allergan Inc. (b)	63,016	2,998,301
AmerisourceBergen Corp.	62,657	1,111,535
Bristol-Myers Squibb Co.	405,658	8,238,914
Cardinal Health Inc. (b)	73,639	2,249,671
Cephalon Inc. (a)(b)	15,137	857,511
Eli Lilly and Co. (b)	207,414	7,184,821
Express Scripts Inc. (a)	55,557	3,819,544
Forest Laboratories Inc. (a)	61,703	1,549,362
Gilead Sciences Inc. (a)	186,350	8,728,634
Hospira Inc. (a)(b)	32,334	1,245,506
King Pharmaceuticals Inc. (a)(b)	51,510	496,041
Medco Health Solutions Inc. (a)	99,420	4,534,546
Merck & Co. Inc. (b)	433,233	12,113,195
Mylan Inc. (a)(b)	61,932	808,213
Pfizer Inc.	1,385,085	20,776,275
Schering-Plough Corp.	334,192	8,394,903
Watson Pharmaceuticals Inc. (a)	21,022	708,231
Wyeth	273,432	12,411,078
Total Pharmaceuticals		113,155,178

PIPELINES—0.38%
El Paso Corp.	144,094	1,329,988
Questar Corp.	35,495	1,102,475
Spectra Energy Corp. (b)	131,402	2,223,322
Williams Companies Inc. (The)	118,537	1,850,363
Total Pipelines		6,506,148

REAL ESTATE—0.03%
CB Richard Ellis Group Inc. Class A (a)	46,010	430,654
Total Real Estate		430,654

REAL ESTATE INVESTMENT TRUSTS—0.88%
Apartment Investment and Management Co. Class A	24,729	218,852
AvalonBay Communities Inc. (b)	16,301	911,878
Boston Properties Inc.	24,442	1,165,883
Equity Residential (b)	55,502	1,233,809
HCP Inc. (b)	55,862	1,183,716
Health Care REIT Inc. (b)	22,436	765,068
Host Hotels & Resorts Inc.	123,259	1,034,143
Kimco Realty Corp. (b)	63,921	642,406
ProLogis	86,160	694,450
Public Storage (b)	25,452	1,666,597
Simon Property Group Inc.	57,432	2,953,728
Ventas Inc. (b)	32,088	958,148
Vornado Realty Trust (b)	32,545	1,465,501
Total Real Estate Investment Trusts		14,894,179

RETAIL—6.22%
Abercrombie & Fitch Co. Class A (b)	18,268	463,825
AutoNation Inc. (a)(b)	23,372	405,504
AutoZone Inc. (a)	7,554	1,141,485
Bed Bath & Beyond Inc. (a)(b)	52,757	1,622,278
Best Buy Co. Inc.	69,097	2,314,059
Big Lots Inc. (a)	17,175	361,190
Costco Wholesale Corp. (b)	89,022	4,068,305
CVS Caremark Corp.	298,654	9,518,103
Darden Restaurants Inc. (b)	28,429	937,588
Family Dollar Stores Inc. (b)	28,451	805,163
GameStop Corp. Class A (a)(b)	33,806	744,070
Gap Inc. (The)	94,715	1,553,326
Home Depot Inc. (The)	347,430	8,209,771
J.C. Penney Co. Inc. (b)	44,971	1,291,117
Kohl’s Corp. (a)(b)	62,417	2,668,327
Limited Brands Inc. (b)	54,571	653,215
Lowe’s Companies Inc. (b)	300,346	5,829,716
Macy’s Inc. (b)	84,900	998,424
McDonald’s Corp.	226,600	13,027,234
Nordstrom Inc.	32,788	652,153
Office Depot Inc. (a)	56,955	259,715
O’Reilly Automotive Inc. (a)(b)	27,733	1,056,073
RadioShack Corp. (b)	24,694	344,728
Sears Holdings Corp. (a)(b)	11,101	738,439
Staples Inc. (b)	146,189	2,948,632
Starbucks Corp. (a)(b)	150,723	2,093,542
Target Corp.	154,259	6,088,603
Tiffany & Co.	25,563	648,278
TJX Companies Inc. (The) (b)	85,318	2,684,104
Walgreen Co. (b)	202,846	5,963,672
Wal-Mart Stores Inc.	458,014	22,186,198
Yum! Brands Inc.	94,775	3,159,799
Total Retail		105,436,636

The accompanying notes are an integral part of these financial statements.

70 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

	Shares	Value
SAVINGS & LOANS—0.15%
Hudson City Bancorp Inc. (b)	106,648	$1,417,352
People’s United Financial Inc. (b)	71,848	1,080,594
Total Savings & Loans		2,497,946

SEMICONDUCTORS—2.45%
Advanced Micro Devices Inc. (a)(b)	114,752	444,090
Altera Corp. (b)	60,918	991,745
Analog Devices Inc. (b)	59,646	1,478,028
Applied Materials Inc. (b)	274,935	3,016,037
Broadcom Corp. Class A (a)(b)	87,632	2,172,397
Intel Corp.	1,142,029	18,900,580
KLA-Tencor Corp. (b)	33,865	855,091
Linear Technology Corp.	45,408	1,060,277
LSI Corp. (a)	133,993	611,008
MEMC Electronic Materials Inc. (a)(b)	46,719	832,065
Microchip Technology Inc. (b)	37,816	852,751
Micron Technology Inc. (a)(b)	173,595	878,391
National Semiconductor Corp.	40,401	507,033
Novellus Systems Inc. (a)	19,918	332,631
NVIDIA Corp. (a)(b)	110,061	1,242,589
QLogic Corp. (a)	24,851	315,111
Teradyne Inc. (a)(b)	35,964	246,713
Texas Instruments Inc. (b)	262,192	5,584,690
Xilinx Inc. (b)	55,940	1,144,532
Total Semiconductors		41,465,759

SOFTWARE—4.64%
Adobe Systems Inc. (a)(b)	108,401	3,067,748
Autodesk Inc. (a)	47,035	892,724
Automatic Data Processing Inc.	103,384	3,663,929
BMC Software Inc. (a)	38,271	1,293,177
CA Inc.	80,018	1,394,714
Citrix Systems Inc. (a)(b)	37,409	1,192,973
Compuware Corp. (a)(b)	51,332	352,138
Dun & Bradstreet Corp. (The)	11,166	906,791
Electronic Arts Inc. (a)(b)	66,073	1,435,106
Fidelity National Information Services Inc. (b)	38,389	766,244
Fiserv Inc. (a)(b)	32,278	1,475,105
IMS Health Inc.	38,122	484,149
Intuit Inc. (a)(b)	65,335	1,839,834
MasterCard Inc. Class A	14,825	2,480,371
Microsoft Corp. (b)	1,570,236	37,324,510
Novell Inc. (a)	74,108	335,709
Oracle Corp. (b)	777,680	16,657,906
Paychex Inc. (b)	65,259	1,644,527
Salesforce.com Inc. (a)(b)	21,862	834,473
Total System Services Inc.	39,638	530,753
Total Software		78,572,881

TELECOMMUNICATIONS—6.39%
American Tower Corp. Class A (a)	81,291	2,563,105
AT&T Inc. (b)	1,210,378	30,065,789
CenturyTel Inc. (b)	20,227	620,969
Ciena Corp. (a)	19,409	200,883
Cisco Systems Inc. (a)	1,183,763	22,065,342
Corning Inc.	318,513	5,115,319
Embarq Corp. (b)	28,811	1,211,791
Frontier Communications Corp. (b)	65,299	466,235
Harris Corp. (b)	27,471	779,078
JDS Uniphase Corp. (a)	43,679	249,844
Juniper Networks Inc. (a)(b)	108,191	2,553,308
MetroPCS Communications Inc. (a)	51,907	690,882
Motorola Inc. (b)	462,236	3,064,625
QUALCOMM Inc.	339,235	15,333,422
Qwest Communications International Inc. (b)	299,089	1,241,219
Sprint Nextel Corp. (a)	583,973	2,808,910
Tellabs Inc. (a)	81,837	468,926
Verizon Communications Inc.	583,257	17,923,488
Windstream Corp. (b)	91,100	761,596
Total Telecommunications		108,184,731

TEXTILES—0.04%
Cintas Corp. (b)	27,457	627,118
Total Textiles		627,118

TOYS, GAMES & HOBBIES—0.11%
Hasbro Inc.	24,903	603,649
Mattel Inc. (b)	74,291	1,192,371
Total Toys, Games & Hobbies		1,796,020

TRANSPORTATION—1.93%
Burlington Northern Santa Fe Corp. (b)	57,523	4,230,241
C.H. Robinson Worldwide Inc. (b)	34,609	1,804,859
CSX Corp.	80,959	2,803,610
Expeditors International Washington Inc. (b)	43,037	1,434,854
FedEx Corp.	63,781	3,547,499
Norfolk Southern Corp.	75,878	2,858,324
Ryder System Inc. (b)	11,550	322,476
Union Pacific Corp.	103,778	5,402,683
United Parcel Service Inc. Class B	204,469	10,221,405
Total Transportation		32,625,951
Total Common Stocks (Cost $2,048,793,292)		1,650,136,425

The accompanying notes are an integral part of these financial statements.
Appendix | 71

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

SHORT-TERM INVESTMENTS	Shares	Value
(20.74% of net assets)

MONEY MARKET FUNDS—20.35%
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares, 0.40%(c)(d)(e)	299,024,349	299,024,349
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares, 0.32%(c)(d)(e)	45,778,724	45,778,724
Total Money Market Funds		344,803,073

SHORT-TERM INVESTMENTS	Principal	Value
U.S. TREASURY OBLIGATIONS —0.39%
U.S. Treasury Bill, 0.18%, 09/17/09 (f)(g)	$6,600,000	6,597,400
Total U.S. Treasury Obligations		6,597,400
Total Short-Term Investments (Cost $351,400,547)		351,400,473
TOTAL INVESTMENTS IN SECURITIES (Cost $2,400,193,839)—118.16%		2,001,536,898
OTHER ASSETS, LESS LIABILITIES—(18.16)%		(307,653,887)
NET ASSETS—100.00%		$1,693,883,011

NVS—	Non-Voting Shares
(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	Affiliated issuer. See Note 2.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(f)	The rate quoted is the yield to maturity.
(g)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of June 30, 2009, the open futures contracts held by the Master Portfolio were as follows:

FUTURES CONTRACTS (EXPIRATION DATE)	Number of Contracts	Notional Contract Value	Net Unrealized Depreciation	Net Realized Gain on Closed Contracts
S&P 500 Index (September 2009)	946	$43,303,150	$(1,365,949)	$6,685,534
		$43,303,150	$(1,365,949)	$6,685,534

The accompanying notes are an integral part of these financial statements.

72 | Appendix

STATEMENT OF ASSETS AND LIABILITIES; S&P 500 Index Master Portfolio
June 30, 2009 (Unaudited)

ASSETS
Investments, at cost:
Unaffiliated issuers	$2,055,390,766
Affiliated issuers (Note 2)	344,803,073
Total cost of investments	2,400,193,839
Investments in securities, at fair value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	1,656,733,825
Affiliated issuers (Note 2)	344,803,073
Total fair value of investments	2,001,536,898
Receivables:
Investment securities sold	1,361,122
Dividends and interest	2,436,757
Total assets	2,005,334,777

LIABILITIES
Payables:
Investment securities purchased	2,872,349
Due to broker— variation margin	276,025
Collateral for securities on loan (Note 4)	308,220,513
Investment advisory fees (Note 2)	67,979
Accrued expenses:
Professional fees (Note 2)	12,160
Independent trustees’ fees (Note 2)	2,740
Total liabilities	311,451,766
NET ASSETS	$1,693,883,011

(a)	Securities on loan with a value of $301,219,965. See Note 4.

The accompanying notes are an integral part of these financial statements.
Appendix | 73

STATEMENT OF OPERATIONS: S&P 500 Index Master Portfolio
For the Six Months Ended June 30, 2009 (Unaudited)

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$20,560,376
Interest from unaffiliated issuers	5,494
Interest from affiliated issuers (Note 2)	58,523
Securities lending income from affiliated issuers (Note 2)	907,541
Total investment income	21,531,934

EXPENSES (Note 2)
Investment advisory fees	387,014
Professional fees	11,763
Independent trustees’ fees	7,936
Total expenses	406,713
Less expense reductions (Note 2)	(19,699)
Net expenses	387,014
NET INVESTMENT INCOME	21,144,920

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from sale of investments in unaffiliated issuers	(48,727,459)
Net realized gain on futures contracts	6,685,534
Net change in unrealized appreciation (depreciation) of investments	73,270,203
Net change in unrealized appreciation (depreciation) of futures contracts	(1,697,376)
NET REALIZED AND UNREALIZED GAIN	29,530,902
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,675,822

The accompanying notes are an integral part of these financial statements.

74 | Appendix

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Index Master Portfolio

INCREASE (DECREASE) IN NET ASSETS:	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008
Operations:
Net investment income	$21,144,920	$55,448,050
Net realized loss	(42,041,925)	(142,694,921)
Net change in unrealized appreciation (depreciation)	71,572,827	(937,962,325)
Net increase (decrease) in net assets resulting from operations	50,675,822	(1,025,209,196)
Interestholder transactions:
Contributions	275,449,924	600,316,999
Withdrawals	(323,222,457)	(804,875,751)
Net decrease in net assets resulting from interestholder transactions	(47,772,533)	(204,558,752)
INCREASE (DECREASE) IN NET ASSETS	2,903,289	(1,229,767,948)
NET ASSETS
Beginning of period	1,690,979,722	2,920,747,670
End of Period	$1,693,883,011	$1,690,979,722

The accompanying notes are an integral part of these financial statements.
Appendix | 75

NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio
June 30, 2009 (Unaudited)

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company organized as a Delaware statutory trust.

These financial statements relate only to the S&P 500 Index Master Portfolio (the “Master Portfolio”).

Pursuant to MIP’s organizational documents, the Master Portfolio’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The securities and other assets of the Master Portfolio are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the “Board”). The Master Portfolio is subject to the provisions of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•
Level 1— Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Master Portfolio has the ability to access at the measurement date (a “Level 1 Price”);

•
Level 2— Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3— Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities and certain U.S. government securities. The Master Portfolio does not adjust the quoted price for such instruments, even in situations where the Master Portfolio holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or nontransferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from its primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Master Portfolio uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Master Portfolio in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with

76 | Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

the amount of such discount estimated by the Master Portfolio in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Master Portfolio due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations.

Derivative instruments can be exchange-traded or privately negotiated over-the-counter. Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 of the fair value hierarchy.

Fair value pricing could result in a difference between the prices used to calculate the Master Portfolio’s net assets and the prices used by the Master Portfolio’s underlying index, which in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s underlying index.

As of June 30, 2009, the value of each of the Master Portfolio’s investments was classified as a Level 1 Price. The breakdown of the Master Portfolio’s investments into major categories is disclosed in its Portfolio of Investments.

Security transactions and income recognition: Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Non-cash divideds received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Master Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premiums and accretes discounts on debt securities purchased using a constant yield to maturity method.

Federal Income Taxes: In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in the Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that the Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

As of June 30, 2009, the cost of investments for federal income tax purposes for the Master Portfolio was $2,455,203,813. Net unrealized depreciation aggregated $453,666,915 of which $252,332,142 represented gross unrealized appreciation on securities and $705,999,057 represented gross unrealized depreciation on securities.

Management has reviewed the tax position as of June 30, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Master Portfolio’s financial statements.

Derivative Instruments and Hedging Activities: Effective January 1, 2009, the Master Portfolio adopted FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 requires enhanced financial statement disclosures that enable investors to understand how and why the Master Portfolio uses derivatives, how derivatives are accounted for, and how the derivative instruments affect the Master Portfolio’s results of operations and financial position.

Futures Contracts: The Master Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. The Master Portfolio may enter into futures contracts as substitutes for comparable positions in underlying securities, to position the portfolio for anticipated changes in markets, or to offset a potential decline in the value of other holdings. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker and hold in a segregated account, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the risk of default by the counterparty, imperfect correlation between the price of the futures contract and movements in the price of the underlying asset and the possibility that there may be an illiquid market. The amount at risk for futures contracts may exceed the amount reflected in the financial statements. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange.

As of June 30, 2009, the Master Portfolio has pledged to brokers a U.S. Treasury Bill with a total face amount of $6,600,000 for initial margin requirements on outstanding futures contracts.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors (“BGFA”) provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an

Appendix | 77

NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services. From time to time, BGFA may waive a portion of its advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolio. BGFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses.

For the six months ended June 30, 2009, BGFA credited investment advisory fees for the Master Portfolio in the amount of $19,699.

State Street Bank and Trust Company (“State Street”) serves as the custodian and sub-administrator of the Master Portfolio. State Street will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. (“BGI”) for its services as sub-administrator of the Master Portfolio.

SEI Investments Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio’s investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the six months ended June 30, 2009, BGI earned $907,541 in securities lending agent fees for its services to the Master Portfolio.

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolio’s custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

Cross trades for the six months ended June 30, 2009, if any, were executed by the Master Portfolio pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Master Portfolio may invest in certain money market funds managed by BGFA, the Master Portfolio’s investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/ feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Master Portfolio from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statement of Operations.

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of June 30, 2009, these officers of BGI and/or BGFA collectively owned less than 1% of MIP’s outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the Master Portfolio were $34,219,957 and $40,215,618, respectively, for the six months ended June 30, 2009.

4. PORTFOLIO SECURITIES LOANED
The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to market risk.

78 | Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

As of June 30, 2009, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of June 30, 2009 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Master Portfolio’s Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

5. FINANCIAL HIGHLIGHTS
Financial highlights for the Master Portfolio were as follows:

	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Ratio of expenses to average net assets(a)	0.05%		0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions(a)	0.05%		0.05%	0.05%	0.05%	n/a	n/a
Ratio of net investment income to average net assets(a)	2.73%		2.32%	1.98%	1.93%	1.84%	1.91%
Portfolio turnover rate(b)	2%		8%	7%	14%	10%	14%
Total return	3.30	%(c)	(36.86)%	5.54%	15.75%	4.87%	10.82%

(a)	Annualized for periods of less than one year.
(b)	Portfolio turnover rates include in-kind transactions, if any.
(c)	Not annualized.

6. BLACKROCK TRANSACTION
On June 16, 2009, Barclays PLC, the ultimate parent company of BGI and BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGFA, BGI and certain affiliated companies, to BlackRock, Inc., (the “BlackRock Transaction”). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of the Master Portfolio’s current investment advisory agreement with BGFA. In order for the investment management of the Master Portfolio to continue uninterrupted, the Board will be asked to approve a new investment advisory agreement for the Master Portfolio. If approved by the Board, the new investment advisory agreement will be submitted for approval by the investors in the Master Portfolio (each, a “Fund”). Each Fund will in turn call a meeting of its shareholders at which shareholders will vote to instruct the Fund how to vote on the Master Portfolio’s new investment advisory agreement.

7. REVIEW OF SUBSEQUENT EVENTS
In connection with the preparation of the financial statements of the Master Portfolio as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 28, 2009, the date the financial statements were issued, have been evaluated by the Master Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement disclosure have been identified.

Appendix | 79

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT:
S&P 500 Index Master Portfolio
June 30, 2009 (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Master Investment Portfolio (“MIP”) Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of MIP, as that term is defined in the 1940 Act (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between MIP and BGFA (the “Advisory Contract”) on behalf of the S&P 500 Index Master Portfolio (the “Master Portfolio”). As required by Section 15(c), the Board requested, and BGFA provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on March 18-19, 2009, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Master Portfolio, the Board, including the Independent Trustees, advised by their independent counsel, considered the following factors, none of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BGFA

The Board anticipated that there would be no diminution in the scope of services required of or provided by BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that, over the past several years, BGFA and its affiliates have committed significant resources to the support of the Master Portfolio. The Board considered in particular that BGFA’s services for the Master Portfolio capitalizes on BGFA’s core competencies as an industry leader in index management, including the effective use of its proprietary investment model that maximizes efficiencies in implementing index changes and in maintaining fully invested portfolios. The Board also considered services provided by BGFA and its affiliates in connection with analyzing corporate actions, employing customized trading strategies, reviewing securities lending opportunities and overseeing intermediaries that provide BGI feeder fund shareholder support and processing functions.

The Board also considered BGFA’s compliance program and its compliance record with respect to the Master Portfolio. The Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the senior management and relevant investment and other personnel, including those persons responsible for the day-to-day management of the Master Portfolio and the adequacy of the time and attention that such persons devote to the Master Portfolio. The Board also considered the reputation and overall financial strength of BGFA and its affiliates, as well as the Board’s past experience with BGFA. In addition to the above considerations, the Board reviewed and considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. In addition, the Board reviewed the performance of (i) other registered investment companies with substantially similar investment objectives and strategies as the Master Portfolio for which BGFA provides investment advisory services, and (ii) the Master Portfolio’s published performance benchmark, the S&P 500 Index. The Board noted that the Master Portfolio, net of expenses, underperformed its published benchmark on an annualized basis in 2008 and over three years, over five years, and over ten years, which would be expected, such underperformance being attributable to the effect of fees, and noted that the published benchmark is an index, which does not have expenses. The Board also noted that during BGFA’s term as investment adviser, the Master Portfolio has met its investment objective consistently over time. Based on this review, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Master Portfolio under the Advisory Contract were appropriate and supported the Board’s approval of the Advisory Contract for the coming year.

Master Portfolio’s Expenses and Performance of the Master Portfolio

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Master Portfolio in comparison with the same information for other investment companies registered under the 1940 Act, objectively selected by Lipper as comprising the Master Portfolio’s peer group pursuant to Lipper’s proprietary methodology and registered funds that would otherwise have been excluded from Lipper’s comparison groups because of their size or other differentiating factors, but were nonetheless included at the request of BGFA (the “Lipper Expense Group”). In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Master Portfolio for the one-, three-, five-, and ten-year periods ended December 31, 2008, and as compared to the performance of other registered investment companies with similar investment objectives, as selected by Lipper as comprising such Master Portfolio’s peer group pursuant to Lipper’s proprietary methodology and registered investment companies that would otherwise have been excluded from Lipper’s comparison groups because of their size or other differentiating factors, but were nonetheless included at the request of BGFA (the “Lipper Performance Group,” and collectively with the Lipper Expense Group, the “Lipper Groups”). The Board considered that the component funds of the Lipper Groups are publicly available funds, more analogous in overall expense structure to the Barclays Global Investors Funds S&P 500 Stock Fund than to underlying Master Portfolio, which is not available for investment except to other investment companies. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Lipper Groups and to prepare this information.

The Board noted that the Master Portfolio generally performed in line with its performance benchmark index over relevant periods. The Board noted that the advisory fee rate for the Master Portfolio was lower than the median of the advisory fee rates of the funds in its Lipper Expense Group, and the overall expenses for the Master Portfolio were lower than median of the overall expenses of the funds in its Lipper Expense Group. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Master Portfolio, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in the Lipper Expense Groups, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

80 | Appendix

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT:
S&P 500 Index Master Portfolio (continued)
June 30, 2009 (Unaudited)

Costs of Services Provided to Master Portfolio and Profits Realized by BGFA and Affiliates

The Board reviewed information about the profitability to BGFA of the Master Portfolio, and the Barclays Global Investors Fund, separately and together, based on the fees payable to BGFA, and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates from the operations of the Master Portfolio and the Barclays Global Investors Fund for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by MIP (including any securities lending by the Master Portfolio), revenues received from transactions for MIP executed through affiliates (including any such transactions for the Master Portfolio), and any fee revenue from any investments by the Master Portfolio in other funds for which BGFA provides advisory services and/or BGI provides administration services. The Board also noted that BGFA had provided information relating to management estimates of 2009 profitability from the operations of the Master Portfolio; however, the Board considered these forward-looking estimates to be of limited value, and did not base its conclusions on this information. Based on this review, the Board concluded that the profits realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Master Portfolio and BGFA and/or its affiliates were within the range the Board considered reasonable and appropriate.

Economies of Scale

In connection with its review of BGFA’s profitability analysis, the Board received information regarding economies of scale or other efficiencies that may result from increases in the Master Portfolio’s asset levels. The Board noted that the Advisory Contract does not provide any breakpoints in the investment advisory fee rate as a result of any increases in the asset levels of the Master Portfolio. However, the Board noted that the investment advisory fee rate for the Master Portfolio had been set initially at the lower end of the marketplace so as to afford the Master Portfolio’s interestholders the opportunity to share in anticipated economies of scale from inception. The Board also noted the difficulty of considering the potential for economies of scale based on advisory services independently and separately from any potential for economies of scale based on other services provided by BGFA and its affiliates. Based on the profitability analysis presented to the Board, the Board discussed the potential for future economies of scale as the asset levels of the Master Portfolio increases. In light of this analysis and the relatively low investment advisory fee rate for the Master Portfolio, the Board determined that whether further economies of scale may be realized by the Master Portfolio or reflected in fee levels was not a significant factor at this juncture in its consideration of whether to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BGFA and its Affiliates

The Board considered the Master Portfolio’s annual investment advisory fee rate under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts with substantially similar investment objectives and strategies for which BGFA (or its affiliate BGI) provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (collectively, the “Other Accounts”). The Board noted that BGFA had provided information distinguishing the level of services provided to the Other Accounts from the level of services provided to the Master Portfolio. In the context of the comparative fee analysis, the Board compared the nature and extent of services provided to the Master Portfolio to the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Master Portfolio and the Other Accounts under differing regulatory requirements and client guidelines.

The Board noted that the investment advisory fee rate under the Advisory Contract for the Master Portfolio was generally within the ranges of the investment advisory/management fee rates for the Other Accounts. The Board further noted that any differences between the investment advisory fee rate for the Master Portfolio and the investment advisory/management fee rates for the Other Accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts. Based on this review, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rate under the Advisory Contract is fair and reasonable.

Other Benefits to BGFA and/or its Affiliates

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to MIP and the Master Portfolio by BGFA, such as any payment of revenue to BGI, MIP’s securities lending agent, for loaning any portfolio securities, payment of administration fees to BGI, MIP’s administrator, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Master Portfolio in other funds for which BGFA provides investment advisory services and/or BGI provides administration services, as well as the associated voluntary waivers by BGFA and/or its affiliates of these fees, if any. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Master Portfolio. The Board further noted that during the past year no portfolio transactions were placed through a BGFA affiliate, as would be required to be reported to and considered by the Board pursuant to Rule 17e-1 under the 1940 Act. The Board concluded that any ancillary benefits would not be disadvantageous to the Master Portfolio’s interestholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rate thereunder, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolio and its interestholders to approve the Advisory Contract for the coming year.
Appendix | 81

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2.	Code of Ethics.
Not required in this filing.

Item 3.	Audit Committee Financial Expert.
Not required in this filing.

Item 4.	Principal Accountant Fees and Services.
Not required in this filing.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Schedule of Investments.
Not applicable, as schedule is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11.	Controls and Procedures.

(a)	Disclosure Controls and Procedures.

The registrant’s principal executive officer and principal financial officer concluded that the registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control.

There were no changes in registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required with this filing.

(a)(2)
A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)
A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Homestead Funds, Inc.

By:	/s/ Peter R. Morris
Peter R. Morris
President
(Principal Executive Officer)

Date:	September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris
President
(Principal Executive Officer)

Date:	September 4, 2009

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer
(Principal Financial Officer)

Date:	September 4, 2009